1933 Act File No. 33-47641
                                                      1940 Act File No. 811-6650

                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        |X|
                         Pre-Effective Amendment No.                       |_|
                         Post-Effective Amendment No. 20                   |X|

                                     and/or
            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT        |X|
                                     OF 1940

                                AMENDMENT No. 20                           |X|

                         LORD ABBETT RESEARCH FUND, INC.
                         -------------------------------
                Exact Name of Registrant as Specified in Charter

                     767 Fifth Avenue, New York, N.Y. 10153
                     --------------------------------------
                      Address of Principal Executive Office

                  Registrant's Telephone Number (212) 848-1800
                  --------------------------------------------

                         Thomas F. Konop, Vice President
                     767 Fifth Avenue, New York, N.Y. 10153
                     --------------------------------------
                      Name and Address of Agent for Service

It is proposed that this filing will become effective (check appropriate box)

|_|   immediately on filing pursuant to paragraph (b)

|_|   on (date) pursuant to paragraph (b)

|X|   60 days after filing pursuant to paragraph (a) (1)

|_|   on (date) pursuant to paragraph (a) (1)

|_|   75 days after filing pursuant to paragraph (a) (2)

|_|   on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment

      Prospectus                 March 1, 1999

      Lord Abbett Funds

            Affiliated Fund
            Small-Cap Fund
            Growth Opportunities Fund
            International Fund
            High Yield Fund

First Draft

[Logo]Lord, Abbett & Co.

            Investment Management

A Tradition of Performance Through Disciplined Investing

                  As with all mutual funds, the Securities and Exchange Commission doesn't guarantee that the information in this prospectus is accurate or complete, and it has not judged these funds for investment merit. Stating otherwise is a crime.

Table of Contents

                  The Funds                                                Page

                               Affiliated Fund
                                 Goal/Approach
                                 Main Risks
                                 Past Performance
                                 Expenses
                                 Financial Highlights
                                 Management
                                 Recent Performance
What every investor            Small-Cap Fund
should know about the funds      Goal/Approach
                                 Main Risks
                                 Past Performance
                                 Expenses
                                 Financial Highlights
                                 Management
                                 Recent Performance
                               Growth Opportunities Fund
                                 Goal/Approach
                                 Main Risks
                                 Past Performance
                                 Expenses
                                 Financial Highlights
                                 Management
                                 Recent Performance
                               International Fund
                                 Goal/Approach
                                 Main Risks
                                 Past Performance
                                 Expenses
                                 Financial Highlights
                                 Management
                                 Recent Performance
                               High Yield Fund
                                 Goal/Approach
                                 Main Risks
                                 Past Performance
                                 Expenses
                                 Management
                  Your Investment
                               Purchases
Information for managing       Opening Your Account
your fund account              Distributions and Taxes
                               Services for Fund Investors
                  For More Information
How to learn more about the    Glossary of Shaded Terms
funds and other Lord Abbett    Back Cover
funds

GOAL / APPROACH -- Affiliated Fund

The fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value. Typically, in choosing stocks, we look for companies using a three-step process.

      o Quantitative research is performed on a universe of large, seasoned U.S. and multinational companies to identify those who stocks we think represent the best bargains.

      o Fundamental research is conducted to assess a company's operating environment, resources and strategic plans and to determine its prospects for exceeding the earnings expectations reflected in its stock price.

      o Business cycle analysis is used to assess the of economic interest-rate sensitivity our portfolio. This analysis helps us assess how adding or deleting stocks changes our portfolio's overall sensitivity to economic activity and interest rates.

We believe that investors purchase and redeem our shares to meet long-term financial objectives rather than to try to take advantage of short-term price fluctuations. If so, their needs are best served by an investment seeking capital appreciation with less fluctuations in market value than the Standard & Poor's Composite Index of 500 stocks ("S&P 500(R)"). For this reason, we try to keep our assets invested in securities which are selling at reasonable prices and, therefore, we are willing to forego some opportunities for gains when, in our judgment, they are too risky.

We typically sell a stock when we think it is no longer a bargain, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of our expectations.

      Information on recent market conditions and the fund's strategies can be found under "Recent Performance" and in the current annual/semi-annual report (see back cover). The report also has the fund's holdings information.

We, the fund or the Affiliated Fund refers to Lord Abbett Affiliated Fund, Inc. which operates through its officers under the supervision of its Board of Directors with the advice of Lord, Abbett & Co. ("Lord Abbett"), its investment manager.

Large companies are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

Seasoned companies are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy liquidity in the market.

Bargain stocks are stocks of companies that appear underpriced according to certain proprietary financial measurements of their intrinsic worth or business prospects.

Small-Company Stocks. Stocks of smaller companies which often are new and less established, with a tendency to be faster-growing but more volatile than large company stocks.

Growth Stocks. Stocks that exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high-level. They tend to be more volatile than slower-growing stocks.

MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they fluctuate in price. The value of your investment in the fund will go up and down, which means that you could lose money.

Our performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing small-company stocks or growth stocks). Different types of stocks tend to shift in and out of favor depending on market and economic conditions. While there is the risk that investment may never reach what we think is its full value, or may go down in value, emphasis on large, seasoned company bargain stocks could potentially limit our downside risk because bargain stocks in theory are already underpriced. In addition, large, seasoned company stocks tend to be less volatile than small-company stocks. In the long run, we may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

While typically fully invested, we may take a temporary defensive position by investing some of our assets in short-term debt securities. This could reduce the benefit from any upswing in the market.

      See the terms: Borrowing, Changing Investment Profile, Foreign Securities, Portfolio Securities Lending, Diversification, Repurchase Agreements, High Yield Debt Securities, and Illiquid Securities under "For More Information" to learn about our other investment strategies and their risks.

Year 2000 issues. The fund could be adversely affected if the computers used by it and its service providers do not properly process and calculate date-related information from and after January 1, 2000. While year 2000-related computer problems could have a negative effect on each fund, Lord Abbett is working to avoid such problems and has assurances from the fund's service providers that they are taking similar steps. However, because the problem is unprecedented, and efforts to identify and fix any problems are ongoing, we don't know whether these efforts will be successful. Accordingly, the fund may be adversely affected.

PAST PERFORMANCE - Affiliated Fund

The chart and table below show how the fund's returns fluctuate.(i) Total return without sales charge showing changes from calendar year to calendar year (%). Assumes reinvestment of dividends and distributions.

[Insert bar chart here]

Best Quarter: Q  0% Worst Quarter: Q  0%
================================================================================
      Comparison of class A shares' average annual total return to that of the S&P 500(R)(ii). Assumes reinvestment of dividends and distributions. All periods end on December 31, 1998.

                  1 Year     5 Years    10 Years    Inception(iii)

Class A             0.0%       0.0%        0.0%          0.0%
S&P 500(R)(iii)     0.0%       0.0%        0.0%          0.0%

----------
(i) Because Class Y shares are new, the bar chart and table show returns for Class A shares. Returns for Class Y shares will be somewhat higher, because Class Y has lower expenses.

(ii) Performance for the unmanaged S&P 500(R) does not reflect transaction costs or management fees.

(iii) The date of inception of Class A is 5/14/34.

EXPENSES --

      As an investor, you pay certain fees and expenses in connection with the fund, which are described in the fee table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so they reduce the fund's share price.

Fee table

Shareholder Transaction Fees
Maximum Sales Charge on Purchases
                                               None
Deferred Sales Charge                          none
Annual Fund Operating Expenses (as a % of average net assets)
Management Fees (See "Management")             0.32%
12b-1 Fees                                     none
Other Expenses (See "Management")              0.08%
Total Operating Expenses                       0.40%

Expense example

This example, like that in other funds' prospectuses, assumes a $10,000 initial investment, 5% total return each year and no changes in expenses.

1 Year         3 Years       5 Years      10 Years

$41              $128          $224         $507

This example is for comparison and is not a representation of the Affiliated Fund's actual expenses or returns, either past or present.

Management fee: The fee paid to Lord Abbett for the fund's investment management.

12b-1 fees: 12b-1 refers to the federal securities regulation that permits funds to pay distribution fees for activities that are primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses: Fees paid by the fund for miscellaneous items such as transfer agency, custody, accounting, legal and share registration fees.

FINANCIAL HIGHLIGHTS - Affiliated Fund

This table describes the fund's performance for the fiscal period indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their audits of the fund's inancial statatements. Financial statements for the fiscal year ended October 31, 1998 and the independent auditors' report thereon.

Class Y Share Operating                            Period from March 27, 1998(a)
                                                       to October 31, 1998

Performance:
Net asset value, beginning of period                          $15.44
Income from investment operations
 Net investment income                                          0.15
 Net realized and unrealized
  gain (loss) on investments                                    (.89)
Total from investment operations                                (.74)
Distributions
 Dividends from net investment income                           (.13)
Net asset value, end of period                                $14.57
Total Return(b)(c)                                             (4.77)%
Ratios to Average Net Assets:
 Expenses(C)                                                    0.24%
 Net investment income                                          1.03%

Supplemental Data for all Classes:

 Net Assets, end of period (000)                          $8,520,603

 Portfolio turnover rate                                       56.49%

(a)   Commencement of operations of class.
(b) Total return is not annualized and assumes the reinvestment of all distributions.
(c)   Not annualized.

    See Notes to Financial Statements.

MANAGEMENT - Affiliated Fund

The fund's investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New York, New York 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with more than $25 billion in 36 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the fund, see the Statement of Additional Information.

The fund pays Lord Abbett a monthly fee based on the average daily net assets for each month. For the fiscal year ended October 31, 1998, the fee paid to Lord Abbett was at an annual rate of .32 of 1%. In addition, the fund pays all expenses not expressly assumed by Lord Abbett.

W. Thomas Hudson, Jr., Partner of Lord Abbett and Executive Vice President and Portfolio Manager of the Affiliated Fund, is primarily responsible for the day-to-day management of the fund. Mr. Hudson has been with Lord Abbett since 1982 and has over 32 years of investment experience. Mr. Hudson is assisted by, and may delegate management duties to, other Lord Abbett employees.

RECENT PERFORMANCE - Affiliated Fund

During the past fiscal year, the stock market and the fund enjoyed returns above historical averages due to an environment of solid economic growth, low inflation and strong corporate profit gains. Throughout most of the period, the portfolio has been evenly diversified, but with a moderate overweighting in financial stocks. Furthermore, we have shifted our focus within this group of stocks towards insurance companies, which are benefiting from industry-wide consolidation and cost-cutting efforts.

Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in the S&P 500(R), assuming reinvestment of all dividends and distributions.

About the fund. The fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in securities markets. It strives to reach its stated goal, although as with all funds, it cannot guarantee results and its past performance is not a prediction of future results.

An investment in a fund is not a bank deposit. It is not FDIC-insured or government-endorsed. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

GOAL/APPROACH -- Small-Cap Fund

The fund seeks long-term capital appreciation. In choosing stocks, we look for companies using the following process:

o Quantitative research is performed on a universe of companies with market capitalizations ranging between $100 million and $750 million. Valuation criteria include price/earnings, price/book value, price/cash flow and price/sales ratios.

o Fundamental research is conducted to assess the dynamics of each company with its industry and within the economy, by evaluating the company's business strategies in assessing management's ability to execute the strategies and by evaluating the adequacy of a company's financial management.

Usually, at least 65% of the fund's total assets will be invested in common stocks issued by smaller, less well-known companies (with market capitalizations of less than $1 billion) selected using fundamental investment analysis. The fund may invest up to 35% of its total assets in the securities of larger companies. Companies in which the fund is likely to invest may have more limited product lines, markets or financial resources and may lack management depth or experience as compared with companies with larger market capitalizations.

      Information on recent market conditions and the fund's strategies can be found under "Recent Performance" and in the current annual/semiannual report (see back cover). The report also has the fund's holdings information.

We, the fund or the Small-Cap Fund refers to Lord Abbett Small-Cap Fund, which operates through its officers under the supervision of its Board of Trustees with the advice of Lord, Abbett & Co. ("Lord Abbett"), its investment manager.

Large companies are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

Small-Company Stocks. Stocks of smaller companies which often are new and less established, with a tendency to be faster-growing but more volatile than large company stocks.

MAIN RISKS

Small-company stocks offer significant appreciation potential. Generally, small-companies carry more risk than larger companies. Generally, small companies rely on limited product lines and markets, financial resources, or other factors, and this may make them more susceptible to setbacks or economic downturns. Small-company stocks tend to be more volatile in price, have fewer shares outstanding and trade less frequently than large company stocks. Therefore, small company stocks may be subject to wider price fluctuations. Many small-company stocks are traded over-the-counter and are not be traded in the volume typical of stocks listed on a national securities exchange.

While typically fully invested, we may take a temporary defensive position by investing some of our assets in short-term debt securities. This could reduce the benefit from any upswing in the market.

      See the terms: Borrowing, Chaniging Investment Profile, Diversification, Foreign Securities, Portfolio Securities Lending, High Yield Debt Securities, Repurchase Agreements, When-Issued or Delayed Delivery Transactions Short-Term Fixed Income Securities and Illiquid Securities and under "For More Information" to learn about our other investment strategies and their risks.

Year 2000 issues. The fund could be adversely affected if the computers used by it and its service providers do not properly process and calculate date-related information from and after January 1, 2000. While year 2000-related computer problems could have a negative effect on each fund, Lord Abbett is working to avoid such problems and has assurances from the fund's service providers that they are taking similar steps. However, because the problem is unprecedented, and efforts to identify and fix any problems are ongoing, we don't know whether these efforts will be successful. Accordingly, the fund may be adversely affected.

PAST PERFORMANCE - Small-Cap Fund

The chart and table below show how the fund's returns fluctuate.(i) Total return without sales charge showing changes from calendar year to calendar year (%). Assumes reinvestment of dividends and distributions.

[Insert bar chart here]

Best Quarter:   Q    0%     Worst Quarter:     Q    0%
================================================================================

      Comparison of class A shares' average annual total return to that of the Russell 2000(R) Index. Assumes reinvestment of dividends and distributions. All periods end on December 31, 1998.

                             1 Year    Inception(ii)

Class A                        0.0%       0.0%
Russell 2000(R)Index(iii)      0.0%       0.0%

----------
(i) Because Class Y shares are new, the bar chart and table show returns for Class A shares. Returns for Class Y shares will be somewhat higher, because Class Y has lower expenses.

(ii) The date of inception of Class A is 12/13/95.

(iii) Performance for the unmanaged Russell 2000(R) Index does not reflect transaction costs or management fees.

EXPENSES  - Small-Cap Fund

      As an investor, you pay certain fees and expenses in connection with the fund, which are described in the fee table below. Shareholder transaction fees are paid from account. Annual fund operating expenses are paid fund's fund assets, so they reduce the fund's share price.

Fee table

Shareholder Transaction Fees
Maximum Sales Charge on Purchases
                                              none
Deferred Sales Charge                         none
Annual Fund Operating Expenses(1) (as a % of average net assets)
Management Fees (See "Management")            0.75%
12b-1 Fees                                    none
Other Expenses (See "Management")             0.11%
Total Operating Expenses                      0.86%

Expense example

This example, like that in other funds' prospectuses, assumes a $10,000 initial investment, 5% total return each year and no changes in expenses.

1 Year          3 Years        5 Years       10 Years

$88               $274          $477          $1063

      This example is for comparison and is not a representation of the Small-Cap Fund's actual expenses or returns, either past or present.

      (1) The annual perating expenses shown in the summary have been restated from the fund's fiscal year-end amount to reflect current fees

Management fee: The fee paid to Lord Abbett for the your investment out of management.

12b-1 fees: 12b-1 refers to the federal securities regulation that permits funds to pay distribution fees for activities that are primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses: Fees paid by the fund for miscellaneous items such as transfer agency, custody, accounting, legal and share registration fees.

FINANCIAL HIGHLIGHTS - Small-Cap Fund

This table describes the fund's performance for the fiscal period indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have not been audited by Deloitte & Touche LLP, the fund's independent auditors.

Class Y Share Operating                          Period from December 30, 1997
                                                to November 30, 1998 (unaudited)

Performance:
Net asset value, beginning of period                        $16.34
Income from investment operations
 Net investment income                                       0.000(c)
 Net realized and unrealized
  gain (loss) on investments                                  0.00
Total from investment operations                              0.00
Distributions
 Dividends from net investment income                       (0.000)
 Distributions from net realized gain                           --
Net asset value, end of period                               $0.00
Total Return(d)                                               0.00%
Ratios to Average Net Assets:
 Expenses(d)                                                  0.00%
 Net investment income                                        0.00%(c)

Supplemental Data for all Classes:                       Small-Cap Fund

 Net Assets, end of period (000)                          $000,000

 Portfolio turnover rate                                     00.00%

(a)   Commencement of operations of class.
(b) Total return is not annualized and assumes the reinvestment of all distributions.
(c)   Amount less than 0.01%
(d)   Not annualized.

      See Notes to Financial Statements.

MANAGEMENT - Small-Cap Fund

The fund's investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New York, New York 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with more than $25 billion in 36 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the fund, see the Statement of Additional Information.

The fund pays Lord Abbett a monthly fee based on the average daily net assets for each month. For the fiscal year ended November 30, 1998, the fee paid to Lord Abbett was at an annual rate of .75 of 1%. In addition, the fund pays all expenses not expressly assumed by Lord Abbett.

Robert P. Fetch, Partner of Lord Abbett and Executive Vice President and Portfolio Manager of the Small-Cap Fund, is primarily responsible for the day-to-day management of the Small Cap Fund since its inception. Mr. Fetch is assisted by Gregory M. Macosko, and may delegate management duties to other Lord Abbett employees. Before joining Lord Abbett, Mr. Fetch was a Managing Director of Prudential Investment Advisors.

Recent Performance

[to come from Small-Cap Annual report]

About the fund. The fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in securities markets. It strives to reach its stated goal, although as with all funds, it cannot guarantee results and its past performance is not a prediction of future results.

An investment in a fund is not a bank deposit. It is not FDIC-insured or government-endorsed. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

GOAL/APPROACH -- Growth Opportunities Fund

The Growth Opportunities Fund seeks capital appreciation. Normally, we invest primarily in equity securities of mid-sized companies. The fund uses a growth style of investing. This means that we favor companies that show the potential for stronger than expected earnings or growth. Under normal circumstances, at least 65% of our total assets will consist of investments made in growth companies, as determined at the time of purchase.

In making investments, we look for companies using the following process:

o Quantitative research is performed on a universe of mid-sized companies to identify those with superior growth possibilities.

o Fundamental research is performed to identify companies likely to produce superior returns over a thirty-six month time frame, by analyzing the dynamics in each company with its industry and within the economy.

Before July 15, 1998, the fund used a value style of investing. This meant that companies were selected without regard to current earnings under a process that sought to identify and invest in undervalued securities.

      Information on recent market conditions and the fund's strategies can be found under "Recent Performance" and in the current annual/semiannual report (see back cover). The report also has the fund's holdings information.

We, the fund or the Growth Opportunities Fund refers to Lord Abbett Growth Opportunities Fund, which operates through its officers under the supervision of its Board of Directors with the advice of Lord, Abbett & Co. ("Lord Abbett"), its investment manager.

Growth Stocks. Stocks that exhibit faster-than-average gains in earnings and are expected to continue profit growth at high-level, but also tend to be more volatile than slower-growing stocks.

Mid-sized Companies. Companies whose stocks have an aggregate market value between $1 billion and $6 billion.

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements. In addition, growth stocks tend to be more volatile than slower-growing stocks. This means that the fund could be more volatile than the stock market as a whole.

While typically fully invested, we may take a temporary defensive position by investing some of our assets in short-term debt securities. This could reduce the benefit from any upswing in the market.

      See the terms: Foreign Securities, Portfolio Securities Lending, Selling Covered Call Options, High Yield Debt Securities, and Illiquid Securities and under "For More Information" to learn about our other investment strategies and their risks.

Year 2000 issues. The fund could be adversely affected if the computers used by it and its service providers do not properly process and calculate date-related information from and after January 1, 2000. While year 2000-related computer problems could have a negative effect on each fund, Lord Abbett is working to avoid such problems and has assurances from the fund's service providers that they are taking similar steps. However, because the problem is unprecedented, and efforts to identify and fix any problems are ongoing, we don't know whether these efforts will be successful. Accordingly, the fund may be adversely affected.

PAST PERFORMANCE -- Growth Opportunities Fund

The chart and table below show how the fund's returns fluctuate.(i) Total return without sales charge showing changes from calendar year to

----------
(i) Because Class Y shares are new, the bar chart and table show returns for Class A shares. Returns for Class Y shares will be calendar year (%) Assumes reinvestment of dividends and distributions.

[Insert bar chart here]

Best Quarter:   Q    0%     Worst Quarter:     Q    0%
================================================================================

      Comparison of class A shares' average annual total return to that of the Russell Mid-Cap Growth Index(R). Assumes reinvestment of dividends and distributions. All periods end on December 31, 1998.

                                     1 Year   Inception(ii)

Class A                                0.0%        0.0%
Russell Mid-Cap Growth Index(R)(iii)   0.0%        0.0%

somewhat higher, because Class Y has lower expenses.

----------
(ii) The date of inception of Class A is 8/1/95.

(iii) Performance 1 for the unmanaged Russell Mid-Cap Growth Index(R) does not reflect transaction costs or management fees.

MANAGEMENT -- Growth Opportunities Fund

The fund's investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New York, New York 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with more than $25 billion in 36 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the fund, see the Statement of Additional Information.

The fund pays Lord Abbett a monthly fee based on the average daily net assets for each month. For the fiscal year ended October 31, 1998, the fee paid to Lord Abbett was at an annual rate of .00 of 1%. In addition, the fund pays all expenses not expressly assumed by Lord Abbett.

Stephen J. McGruder, Partner of Lord Abbett and Executive Vice President and Senior Portfolio Manager of the Growth Opportunities Fund is primarily responsible for the day-today management of the fund. He joined Lord Abbett in 1995 and has over 29 years of investment experience. Before joining Lord Abbett, Mr. McGruder served since October of 1988 as Vice President of Wafra Investment Advisory Group, a private investment company. Mr. McGruder is assisted by, and may delegate management duties to, other Lord Abbett employees.

EXPENSES - Growth Opportunities Fund

      As an investor, you pay certain fees and expenses in connection with the fund, which are described in the fee table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so they reduce the fund's share price.

Fee table

Shareholder Transaction Fees
Maximum Sales Charge on Purchases
                                               none
Deferred Sales Charge                          none
Annual Fund Operating Expenses (as a % of average net assets)
Management Fees (See "Management")             0.90%
12b-1 Fees                                     none
Other Expenses (See "Management")              0.28%
Total Operating Expenses                       1.18%

EXPENSE EXAMPLE

This example, like that in other funds' prospectuses, assumes a $10,000 initial investment, 5% total return each year and no changes in expenses.

1 Year       3 Years        5 Years           10 Years

$120           $374           $649             $1,434

      This example is for comparison and is not a representation of the Growth Opportunities fund's actual expenses or returns, either past or present.

      (1) The annual operating expenses shown in the summary have been restated from the Fund's fiscal year-end amount to reflect current fees.

Management fee: The fee paid to Lord Abbett for the fund's investment management.

12b-1 fees: 12b-1 refers to the federal securities regulation that permits funds to pay distribution fees for any activity which is primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses: Fees paid by the fund for miscellaneous items such as transfer agency, custody, accounting, legal and share registration fees.

RECENT PERFORMANCE

[to come from annual report]

About the fund. The fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in securities markets. It strives to reach its stated goal, although as with all funds, it cannot guarantee results and its past performance is not a prediction of future results.

An investment in a fund is not a bank deposit. It is not FDIC-insured or government-endorsed. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

GOAL/APPROACH - International Fund

The fund's investment objective is long-term capital appreciation. The production of any current income is incidental to this objective. The fund also may invest in stocks which do not produce any income.

The fund invests in stocks of companies which are in both developed and developing countries. Normally, at least 80% of the assets of the fund are invested in stocks of companies in at least three different countries outside the United States.

Although the fund intends to invest primarily in stocks of small companies with market capitalization of less than $1 billion listed on stock exchanges, it may also invest in stocks of companies traded in over-the-counter markets, as well as stocks of large and middle-sized companies.

      Information on recent market conditions and the fund's strategies can be found under "Recent Performance" and in the current annual/semiannual report (see back cover). The report also has fund holdings information.

Over-the-counter stocks are usually those of smaller companies that do not meet listing requirement of major exchanges. Transactions are conducted by telephone and computer network rather than on the floor of an exchange.

Large companies are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

Middle-sized companies usually have market capitalizations of roughly $500 million to $5 billion, but not less than $50 million.

Small company stocks are stocks of smaller companies which often are new and less established, with a tendency to be faster-growing but more volatile and less liquid than large company stocks.

Developing countries may have higher and more rapidly fluctuating inflation rates, a higher demand for capital investment, a higher dependence on export markets for their major industries, and a greater need to develop basic economic infrastructures than more developed countries. Also, it may be more difficult to obtain a judgment in a court outside the United States.

MAIN RISKS

The fund entails more investment risk than funds that invest in the U.S. stock market. A substantial amount of the assets of the fund will be denominated or traded in foreign currencies. A change in the value of any foreign currency relative to the U.S. dollar results in changes in the U.S. dollar value of the fund's assets denominated or traded in that currency. The fund's performance is measured in U.S. dollars, the base currency of the fund.

Also, securities in which the fund invests are usually not subject to the same degree of regulation as domestic securities and may be more volatile

Year 2000 issues. The fund could be adversely affected if the computers used by it and its service providers do not properly process and calculate date-related information from and after January 1, 2000. While year 2000-related computer problems could have a negative effect on each fund, Lord Abbett is working to avoid such problems and has assurances from the fund's service providers that they and less liquid than those of major U.S. markets.

Lack of liquidity affects the fund's ability to trade in large blocks of securities and obtain the best price. There is often less information available on publicly-traded companies, banks and governments than in the U.S. , and a lack of uniform accounting standards and practices among countries impairs a direct comparison for stocks and bonds. Other concerns include costs of currency hedging and conversion, political and social instability, expropriation, higher transaction costs and longer settlement practices. Foreign securities held by the fund sometimes are traded on days that the fund does not value its portfolio securities, such as Saturdays and customary U.S. business holidays, and, accordingly, the fund's net asset value may be significantly affected on days when shareholders do not have access to the fund.

The fund may temporarily reduce its stock holdings for defensive purposes in response to adverse market conditions and invest in domestic, Eurodollar and foreign short-term money market instruments. This could reduce the benefit from any upswing in the market.

      See the terms: Borrowing, Changing Investment Profile, Closed-End Investment Companies, Depository Receipts, Diversification, Illiquid Securities, Investment Funds, Portfolio Securities Lending, Repurchase Agreements, and When Issued or Delayed Delivery Transactions under "For More Information" to learn about our other investment strategies and their risks.

are taking similar steps. However, because the problem is unprecedented, and efforts to identify and fix any problems are ongoing, we don't know whether these efforts will be successful. Accordingly, the fund may be adversely affected.

On January 1, 1999, the eleven member states of the European Union converted to a common currency, known as the "Euro". Each fund could be adversely affected if the computers used by it and its service providers do not properly process and calculate euro-related information from and after January 1, 1999. While euro-related computer problems could have a negative effect on each fund, Lord Abbett is working to avoid such problems and has assurances from each fund's service providers that they are taking similar steps. However, because the problem is unprecedented, we don't know whether these efforts will be successful and, accordingly, each fund may be adversely affected.

PAST PERFORMANCE - International Fund

The chart and table below show how the fund's returns fluctuate.(i) Total return without sales charge showing changes from calendar year to calendar year (%). Assumes reinvestment of dividends and distributions.

[Insert bar chart here]

Best Quarter:   Q    0%     Worst Quarter:     Q    0%
================================================================================

      Comparison of class A shares' average annual total return to that of the Morgan Stanley European, Australasia and Far East Index(R)("EAFE Index(R)"). Assumes reinvestment of dividends and distributions. All periods end on December 31, 1998.

                            Year     Inception(ii)

Class A                     0.0%         0.0%
EAFE Index(R)(iii)          0.0%         0.0%

----------
(i) Because Class Y shares are new, the bar chart and table show returns for Class A shares. Returns for Class Y shares will be somewhat higher, because Class Y has lower expenses.

(ii) The date of inception of Class A is 12/13/96.

(iii) Performance for the unmanaged EAFE Index(R)does not reflect transaction costs or management fees.

EXPENSES -- International Fund

Management fee: The fee paid
to Lord Abbett for the fund's investment management.

12b-1 fees: 12b-1 refers to the federal securities regulation that permits funds to pay distribution fees for activities that are primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses: Fees paid by the fund for miscellaneous items such as transfer agency, custody, accounting, legal and share registration fees.

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the fee table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so they reduce the fund's share price.

Fee table

Shareholder Transaction Fees
Maximum Sales Charge on Purchases
                                              None
Deferred Sales Charge                         none
Annual Fund Operating Expenses(1) (as a % of average net assets)
Management Fees (See "Management")            0.75%
12b-1 Fees                                    none
Other Expenses (See "Management")             0.31%
Total Operating Expenses                      1.06%

EXPENSE EXAMPLE

This example, like that in other funds' prospectuses, assumes a $10,000 initial investment, 5% total return each year and no changes in expenses.

1 Year          3 Years         5 years         10 years

$108              $337            $585            $1297

      This example is for comparison and is not a representation of the International fund's actual expenses or returns, either past or present.

      (1) The annual operating expenses shown in the summary have been restated from the Fund's fiscal year-end amount to reflect current fees.

FINANCIAL HIGHLIGHTS -- International Fund

This table describes the fund's performance for the fiscal period indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund's independent auditors.

Class Y Share Operating                         Period from December 30, 1997(a)
                                                      to October  31, 1998

Performance:
Net asset value, beginning of period                           $11.28
Income from investment operations and
 Net investment income                                           0.15
 Net realized and unrealized
  gain (loss) on investments                                     0.98
Total from investment operations                                 1.13

Net asset value, end of period                                  $12.41
Total Return(b)(c)                                              10.02%
Ratios to Average Net Assets:
 Expenses                                                        0.84%
 Net investment income                                           1.11%

Supplemental Data for all classes                     International Fund

Supplemental Data For All Classes:                 1998     12/30/96 to 10/31/97
Net Assets, end of period (000)                   $153,033        $37,334
Portfolio turnover rate                              20.52%         29.72%

(a)   Commencement of operations of class.
(b) Total return is not annualized and assumes the reinvestment of all distributions.
(c)   Not annualized

      See Notes to Financial Statements.

MANAGEMENT - International Fund

The fund's investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New York, New York 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with more than $25 billion in 36 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the fund, see the Statement of Additional Information.

The fund pays Lord Abbett a monthly fee based on the average daily net assets for each month. For the fiscal year ended October 31, 1998, the fee paid to Lord Abbett was at an annual rate of .75 of 1%. In addition, the fund pays all expenses not expressly assumed by Lord Abbett.

Lord Abbett has entered into an agreement with Fuji-Lord Abbett International Ltd. (the "Sub-Adviser"), under which the Sub-Adviser provides Lord Abbett with advice regarding the International Fund's assets. Lord Abbett pays the Sub-Adviser a monthly fee equal to 1/2 of Lord Abbett's fee.

Christopher J. Taylor, Managing Director of the Sub-Adviser and Portfolio Manager of International Fund, is primarily responsible for fee day-to-day management of the fund. Mr. Taylor has been with the Sub-Adviser and its

About the fund. The fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in securities markets. It strives to reach its stated goal, although as with all funds, it cannot guarantee results and its past performance is not a prediction of future results.

An investment in a fund is not a bank deposit. It is not FDIC-insured or government-endorsed. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

predecessor since 1987 and has over fifteen years of investment experience.

Recent performance

The fund's investment strategy consisted of holding a relatively concentrated portfolio, comprised of a restricted number of markets and stocks on industry-leading companies. The stocks were bought at low valuation levels, and in line with our investment philosophy, which means that we used the recent period of market weakness to steadily add to existing positions.

In addition, the fund was not invested in the emerging and Far Eastern markets, but was instead concentrated primarily in Europe and Canada. This in addition to the funds superior stock selection, contributed to the last fiscal year's high performance. Through this period, portfolio turnover remained low. We used new purchase monies to add to our existing holdings during this period. As a result, there was very little actual change to our list. Throughout this period, portfolio turnover remained low.

GOAL/APPROACH -- High Yield Fund

The Fund seeks high current income and the opportunity for capital appreciation to produce a high total return. Normally, we invest in lower-rated debt securities, sometimes called "junk bonds,"which entail greater risks than investments in higher-rated debt securities.

We believe that a high total return (current income and capital appreciation) may be derived from an actively managed, diversified security portfolio. Under normal circumstances, we invest at least 65% of our total assets in lower-rated debt securities, some of which are convertible into common stock or have warrants to purchase common stock.

We seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants to purchase common stocks. Higher yield on debt securities can occur during periods of inflation when the demand for borrowed funds is high. Also, buying lower-rated bonds when the credit risk is above average but, we think, likely to decrease, may generate higher yields.

      Information on recent market conditions and the fund's strategies can be found under "Recent Performance" and in the current annual/semiannual report (see back cover). The report also has the fund's holdings information.

High Yield Debt Securities. The fund may invest all of its assets in high yield debt securities. High yield debt securities or "junk bonds" are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. These bonds have a higher risk of default than investment grade bonds and their prices can be much more volatile.

Foreign Securities. Foreign securities are securities primarily traded in countries outside the United States. These securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U.S. markets. Other considerations include political and social instability, expropriations, higher transaction costs, currency fluctuations, nondeductable withholding taxes and different settlement practices.

MAIN RISKS

The lower-rated bonds in which the fund invests involve risks that interest and principal payments may not be made. Some issuers may default as to principal and/or interest payments after we purchase their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, we attempt to reduce investment risk, but losses may occur. In addition, the value of your investment will change as interest rates fluctuate. When interest rates decline, share value may rise. When interest rates rise, share value may decline. The fund uses investment practices, such as investments in foreign securities, illiquid securities and other securities, that could adversely affect performance.

While typically fully invested, we may take a temporary defensive position by investing some of our assets in short-term debt securities. This could reduce the benefit from any upswing in the market.

      See the terms: Changing Investment Profile, Diversification, Foreign Securities, Portfolio Securities Lending, Repurchase Agreements, Illiquid Securities and under "For More Information" to learn about our other investment strategies and their risks.

Year 2000 issues. The fund could be adversely affected if the computers used by it and its service providers do not properly process and calculate date-related information from and after January 1, 2000. While year 2000-related computer problems could have a negative effect on each fund, Lord Abbett is working to avoid such problems and has assurances from the fund's service providers that they are taking similar steps. However, because the problem is unprecedented, and efforts to identify and fix any problems are ongoing, we don't know whether these efforts will be successful. Accordingly, the fund may be adversely affected.

PAST PERFORMANCE -- High Yield Fund

Because the High Yield Fund began operations on December __, 1998, there is no bar chart or table of performance.

MANAGEMENT -- High Yield Fund

The fund's investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New York, New York 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual to fund complexes, with more than $25 billion in 36 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the fund, see the Statement of Additional Information.

The fund pays Lord Abbett a monthly fee based on the average daily net assets for each month. For the fiscal year ended November 30, 1998, the fee paid to Lord Abbett was at an annual rate of .00 of 1%. In addition, the fund pays all expenses not expressly assumed by Lord Abbett.

Christopher J. Towle, Partner of Lord Abbett and Executive Vice President and Co-Portfolio Manager of the Fund, is primarily responsible for the day-to-day management of the Fund. Mr. Towle has been with Lord Abbett since 1988 and has over 17 years of investment experience. Mr. Towle is assisted by, and may delegate management duties to, other Lord Abbett employees.

Michael Goldstein serves as Co-Portfolio Manager of the Fund. Mr. Goldstein has been with Lord Abbett since April 1997. Before joining Lord Abbett, Mr. Goldstein was a bond trader for Credit Suisse BEA Associates from August 1992 through April 1997.

About the fund. The fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity participate in securities markets. It strives to reach its stated goal, although as with all funds, it cannot guarantee results and its past performance is not a prediction of future results.

An investment in a fund is not a bank deposit. It is not FDIC-insured or government-endorsed. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

EXPENSES -- High Yield Fund

      As an investor, you pay certain fees and expenses in connection with the fund, which are described in the fee table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so they reduce the fund's share price.

Fee table

Shareholder Transaction Fees
Maximum Sales Charge on Purchases
                                                none
Deferred Sales Charge                           none
Annual Fund Operating Expenses(1) (as a % of average net assets)
Management Fees (See "Management")              0.60%
12b-1 Fees                                      none
Other Expenses (See "Management")               0.25%
Total Operating Expenses                        0.85%

Expense example

This example, like that in other funds' prospectuses, assumes a $10,000 initial investment, 5% total return each year and no changes in expenses.

1 Year            3 Years         5 Years           10 Years

$87                $271            $471              $1,051

      This example is for comparison and is not a representation of the High Yield fund's actual expenses or returns, either past or present.

      (1) The annual operating expenses shown in the summary have been restated from the Fund's fiscal year-end amount to reflect current fees.

Management fee: The fee paid to Lord Abbett for the fund's investment management.

12b-1 fees: 12b-1 refers to the federal securities regulation that permits funds to pay distribution fees for activities that are primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses: Fees paid by the fund for miscellaneous items such as transfer agency, custody, accounting, legal and share registration fees.

PURCHASES

Class Y shares. Class Y shares are purchased at net asset value with no sales charge of any kind. The net asset value of our shares is calculated every business day as of the close of the New York Stock Exchange.

Who May Invest? Eligible purchasers of Class Y shares include: (i) certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our Class Y shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers or other financial institutions ("mutual fund wrap-fee programs"), (ii) the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisors on a private-advisory-account basis, and (iii) institutional investors, including retirement plans, companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $20 million that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

How Much Must You Invest? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our exclusive selling agent. Place your order with your investment dealer or send the funds to the fund you selected (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment is $1 million except for mutual fund wrap-fee programs which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor which reserves the right to reject any order.

Buying Shares Through Your Dealer. Orders for shares received by a Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at net asset value effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the net asset value effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

Buying Shares By Wire. To open an account, call 1-800 -821-5129 Ext. 34028, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: United Missouri Bank of Kansas City, N.A., Routing number
- 101000695, bank account number: 9878002611, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the fund of your choice, note Class Y shares and include your new account number and your name. To add to an existing account,

Net Asset Value. The net asset value ("NAV") is calculated each business day at the close of trading on the New York Stock Exchange ("NYSE"). Each fund is open on those business days when the NYSE is open. Purchases and sales of fund shares are made at the NAV next determined after your order is accepted. Portfolio securities for which quotations are not available are valued at fair value under procedures approved by the Boards of Directors/Trustees.

Lord Abbett Distributor LLC. Lord Abbett Distributor is each fund's exclusive selling agent. Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the fund, and to make reasonable efforts to sell fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained.

Important information. If you do not provide a correct taxpayer identification number or make certain required certifications, you may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold 31% of any redemption proceeds and of any dividend or distribution on your account.

Eligible Guarantor. Any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.

Guaranteed signature. An acceptable form of guarantee would be as follows:

in the case of the estate -

   Robert A. Doe

   Executor of the
Estate of

   John W. Doe
wire to: United Missouri Bank of Kansas City, N.A., routing number - 101000695, bank account number: 9878002611, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the fund of your choice, note Class Y shares and include your account number and your name.

REDEMPTIONS

By Broker. Call your investment professional for directions on how to redeem your shares.

By Telephone. To obtain the proceeds ($50,000 or less) of an expedited redemption to the name and address in which your account is registered, you or your representative can call a fund at 1-800-821-5129.

By Mail. Submit a written redemption request indicating the name(s) in which the account is registered, the fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 1-800-821-5129.

We will verify that the shares being redeemed or purchased at least 15 days earlier. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed.

Normally a check will be mailed to the name and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request.

   [Date]

[INSERT GRAPHIC]

   in the case of the corporation -

     ABC Corporation

     Mary B. Doe

     By Mary B. Doe,
President

   [Date]

[INSERT GRAPHIC]

DIVIDENDS AND TAXES

Each fund pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized. Affiliated Fund expects to pay income dividends to shareholders in February, May, August and November and capital gain distributions once a year. Small-Cap Fund, Growth Opportunities Fund, and International Fund expect to pay income dividends and capital gains distributions once a year. High Yield Fund expects to pay income dividends and capital gain distributions once a year. Your distributions will be reinvested in the fund unless you instruct the fund otherwise.

Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are taxable as follows:

================================================================================
U.S. federal imcome tax on distributions
--------------------------------------------------------------------------------
Type of distribution       Tax rate for taxpayer   Tax rate for taxpayer subject
                           subject to 15% bracket  to 28% bracket or above

Taxes on transactions. Except in tax-advantaged accounts, any sale or exchange of fund shares may be a taxable event.

The table at left can provide a "rule of thumb" guide for your potential U.S. federal income tax liability when selling or exchanging fund shares. The second row, "Short-term capital gains," applies to fund shares sold within 12 months of purchase. The third row, "Long-term capital gains," applies to shares held for more than 12 months.

Starting January 1, 2001, sales of securities held for more than five years will be taxed at special lower rates.

--------------------------------------------------------------------------------
Income dividends           15%                     Ordinary income rate
--------------------------------------------------------------------------------
Short-term capital gains   15%                     Ordinary income rate
--------------------------------------------------------------------------------
Long-term capital gains    10%                     20%
--------------------------------------------------------------------------------

The tax status of the distributions for each calendar year will be explained in your annual tax statement from the fund.

Because everyone's tax situation is unique, you should always consult a tax professional about federal, state and local tax consequences

SERVICES FOR FUND INVESTORS

We offer the following shareholder services:

Telephone Exchange Privilege: Class Y shares may be exchanged without a service charge for Class Y shares of any eligible Lord Abbett-sponsored fund.

Account Statements. Generally, every Lord Abbett investor automatically receives quarterly account statements.

Householding. Generally, shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the fund.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the fund at 800-821-5129.

Telephone Transactions. For your protection, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market conditions. The exchanges by telephone should not be used to take advantage of short-term swings in the market. Each fund reserves the right to limit or terminate this or any other telephone transaction privilege for any shareholder making frequent exchanges or otherwise abusing the telephone transaction privilege and may revoke the privilege for all shareholders upon 60 days' prior written notice. You have the this privilege unless you refuse it in writing.

For More Information

Glossary of Shaded Terms

Borrowing. Each fund may borrow from banks. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. each underlying fund may borrow only for temporary or emergency purposes, and not in an amount exceeding 33 1/3% of its total assets.

Changing Investment Profile. Each fund may, but is not required to, use various strategies to change its investment profile so as to adjust its exposure to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. These strategies may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements and purchasing indexed securities and rights and warrants. We can use these transactions to change the risk and return characteristics of each fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result a loss if the counterparty to a transaction does not perform as promised.

Closed-End Investment Companies. Each fund may invest in shares of closed-end investment companies if it pays a fee or commission no greater than the customary broker's commission. Shares of closed-end investment companies sometimes trade at a discount or premium to their net asset value. Also, there may be duplication of fees if a fund and the closed-end investment company both charge a management fee.

Depository Receipts. The International Fund may invest in Depository Receipts, which aree securities, typically issued by a . financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depository. Generally, Depository Receipts in registered form are designed for use in the U.S. securities market and Depository Receipts in bearer form are designed for use in securities markets outside the United States. The fund may invest in sponsored and unsponsored Depository Receipts. For purposes of the International Fund's investment policies, investments in Depository Receipts will be deemed to be investments in the underlying securities.

Diversification. Each underlying fund is a diversified fund, which means that with respect to 3/4 of its total assets, it will not purchase a security if, as a result, more than 5% of the fund's total assets would be invested in securities of a single issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer.

Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund except for (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such series is not offered for sale; (2) Lord Abbett Equity Fund; (3) Lord Abbett Series Fund; and (4) Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds). An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

Eligible Guarantor. Any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.

High-Yield Debt Securities. High yield debt securities or "junk bonds" are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. These bonds have a higher risk of default than investment grade bonds and their prices can be much more volatile. Affiliated Fund and Small-Cap Fund will not invest more than 5% of its assets meansured at the time of investment in high yield debt securities. High Yield Fund may invest all of its assets in high yield debt securities.

Illiquid Securities. These securities include those that are not traded on the open market or that trade irregularly or in very low volume. They may be difficult or impossible to sell at the time and price the fund would like. Each underlying fund may invest up to 15% of its assets in illiquid securities.

Investment Funds. Some emerging countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of such countries is permitted through investment funds which have been specifically authorized. The International Fund may invest (normally not more than 5% of the fund's total assets) in these investment funds and subject to other restrictions discussed in the Statement of Additional Information. If the fund invests in such investment funds, the fund's shareholders will bear not only their proportionate share of the expenses of the fund (including operating expenses and the fees of Lord Abbett), but also will indirectly bear similar expenses of the underlying investment funds.

Legal Capacity. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example, if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

To give another example, if a redemption request were to be made on behalf of the ABC Corporation by a person (Mary B. Doe) the has the legal capacity to act on the half of the Corporation, because she is the president of the corporation, the request must be executed as follows: ABC

Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor.

Mutual Fund Advisory Program. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of fund shares (and sometimes providing for acceptance of orders for such shares on Lord Abbett Distributor's behalf) in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions.

Portfolio Securities Lending. Each fund may lend to securities to broker-dealers and financial institutions, as a means of earning income. This practice could result of a loss or delay in recovering a fund's securities, if the borrower defaults. Each fund will limit its securities loans to 33 1/3% of its total assets.

Purchaser. The term "purchaser" includes: (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

Repurchase Agreements. In a repurchase agreement, a fund buys a security at one price from a broker-dealer or financial institution and simultaneously agrees to sell the same security back to the same party at a higher price in the future. If the other party to the agreement defaults or becomes insolvent, the fund could lose money.

Short-Term Fixed-Income Securities. Each fund is authorized to invest temporarily in certain short-term fixed income securities. These securities are used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take out of temporary defensive position against market declines. This could have the effect of reducing the benefit from any upswing in the market.

U.S. Government Securities. These are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

When-Issued or Delayed Delivery Transactions: Small-Cap Fund, Growth Opportunities Fund, and International Fund may purchase or sell securities with payment and delivery taking place as much as a month or more later. A fund would do this in effort to buy or sell the securities at an advantageous price and yield. The securities involved are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, their market value may be less than the purchase price. Also, if a fund commits a significant amount of assets to when-issued or delayed delivery transactions, it may increase the volatility of the fund's net asset value.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
More information on these funds is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT

Describes the fund, lists portfolio holdings and contains a letter from the fund's manager.

STATEMENT OF ADDITIONAL INFORMATION

Provides more details about the fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Small-Cap Fund
Lord Abbett Growth Opportunities Fund
Lord Abbett International Fund
Lord Abbett High Yield Fund
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203

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SEC file numbers: 811-3, 811-06650, 811-07538, and 811-07988

To obtain information:

By telephone. Call the fund at 1-800-426-1130

By mail. Write to:

The Lord Abbett Family of Funds
767 Fifth Avenue
New York, NY 10153-0203

Via the Internet. Text only versions of fund documents can be viewed online or downloaded from:

Lord, Abbett & Co.

http://www.lordabbett.com

SEC

http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

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Lord, Abbett & Co.
Statement of Additional Information                                March 1, 1999

                           Lord Abbett Affiliated Fund
                           Lord Abbett Small-Cap Fund
                      Lord Abbett Growth Opportunities Fund
                         Lord Abbett International Fund
                           Lord Abbett High Yield Fund

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This Statement of Additional Information is not a Prospectus. A Prospectus for Class Y shares of the Funds identified below may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at the General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated March 1, 1999. This Statement of Additional Information, relating to Lord Abbett Affiliated Fund, Inc. ("Affiliated Fund"); Lord Abbett Small-Cap Fund ("Small-Cap Fund") and Lord Abbett Growth Opportunities Fund ("Growth Opportunities Fund"), both of which are series of Lord Abbett Research Fund, Inc.; Lord Abbett International Fund ("International Fund"), which is a series of Lord Abbett Securities Trust; and Lord Abbett High Yield Fund ("High Yield Fund"), which is a series of Lord Abbett Investment Trust, (each individually "we" or the "Fund", collectively (the "Funds"), may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus dated March 1, 1999 (the "Prospectus").

Our Boards of Directors/Trustees have authority to create and classify shares in separate series, without further action by shareholders. To date, the Boards of Directors/Trustees have authorized four classes of shares for Small-Cap Fund, Growth Opportunities Fund, International Fund and High Yield Fund (Class A, B, C and Y), and five classes of shares for Affiliated Fund (Class A, B, C, Y and P). The Board of a Fund will allocate a Fund's shares among its classes from time to time. All shares of a Fund have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Although no present plans exist to do so, further classes or series may be added to one or more of the Funds in the future. The Investment Company Act of 1940, as amended (the "Act"), requires that where more than one series exists for a Fund, each series must be preferred over all other series in respect of assets specifically allocated to such series.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as a Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of the Rule.

Shareholder inquiries should be made by writing directly to your Fund or by calling 800-821-5129. In addition, you can make inquiries through Lord Abbett Distributor.

                             TABLE OF CONTENTS                              PAGE
                      1.     Investment Policies                            2
                      2.     Directors (Trustees) and Officers              11
                      3.     Investment Advisory and Other Services         16
                      4.     Portfolio Transactions                         18
                      5.     Purchases, Redemptions
                             and Shareholder Services                       19
                      6.     Taxes                                          20
                      7.     Past Performance                               21
                      8.     Information About The Funds                    22
                      9.     Financial Statements                           23

                               Investment Policies

Each Fund will not change its investment objective mentioned in the Prospectus or the following fundamental investment restrictions without shareholder approval. If a Fund determines that its objective can best be achieved by a change in any non--fundamental investment policy, strategy or restriction, it may make such change without shareholder approval by disclosing it in the Prospectus or Statement of Additional Information.

Fundamental Investment Restrictions. Each Fund may not: (1) borrow money, except that (i) each Fund may borrow from banks (as defined in the Investment Company Act of 1940, as amended (the "Act")) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law); (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of the gross assets of each Fund, buy securities of one issuer representing more than (i) 5% of each Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by changes in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

Non-Fundamental Investment Restrictions. In addition to the investment restrictions above which cannot be changed without shareholder approval, each Fund also is subject to the following non-fundamental investment policies which may be changed by the Boards of Directors (Trustees) without shareholder approval. Each Fund may not: (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Boards of Directors (Trustees); (4) invest in the securities of other investment companies as defined under the Act, (in the case of the International Fund, as long as the Fund is an underlying fund in a fund-of-funds structure) except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years of continuous operation, if more than 5% of each Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities); (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more of each Fund's officers or directors (trustees) or by one or more partners or members of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of each Fund's total assets (included within such limitation, but not to exceed 2% of each Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange); (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in a Fund's prospectus and statement of additional information, as they may be amended from time to time; (10) buy from or sell to any of a Fund's officers, directors (trustees), employees, or its investment adviser or any of a Fund's officers, directors (trustees), partners or employees, any securities other than shares of a Fund; (11) with respect to Affiliated Fund, pledge, mortgage or hypothecate its assets; however, this provision does not apply to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options; and (12) with respect to High Yield Fund, invest more than 10% of the market value of its gross assets at the time of investment in debt securities which are in default as to interest or principal.

For the year ended October 31, 1998, Affiliated Fund's portfolio turnover rate was 00.00% versus 46.41% for the prior year. For the year ended November 30, 1998, the Small-Cap Fund's portfolio turnover rate was ____% versus 45.24% for the prior year. For the year ended October 31, 1998, the International Fund's portfolio turnover rate was ____% versus 29.72% for the period December 13, 1996 (commencement of operations) to October 31, 1997. For the year ended November 30, 1998, the Growth Opportunities Fund's turnover rate was ____% versus ____% for the prior year.

With respect to the Affiliated Fund, it has no current intention to do so, but may invest in financial futures & options on financial futures.

INVESTMENT TECHNIQUES

Lending Portfolio Securities (Affiliated Fund, Growth Opportunities Fund, International Fund, Small-Cap Fund) The Funds may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of total assets. The Funds' loans of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government Securities") or other permissible means. The cash or instruments collateralizing the loans of securities will be maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, the Funds may allow to the borrower and/or a third party that is not affiliated with the Funds and is acting as a "placing broker" a part of the interest received with respect to the investment of collateral received for securities loaned. No fee will be paid to affiliated persons of the Funds.

By lending portfolio securities, the Funds can increase their income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when such U.S. Government Securities are used as collateral. The Funds will comply with the following conditions whenever they loans securities: (i) the Funds must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Funds must be able to terminate the loan at any time; (iv) the Funds must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) the Funds may pay only reasonable fees in connection with the loan and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Funds' Board must terminate the loan and regain the right to vote the securities.

Rule 144A Securities (Affiliated Fund) We may invest in securities qualifying for resale to "qualified institutional buyers" under SEC Rule 144A that are determined by the Board, or by Lord Abbett pursuant to the Board's delegation, to be liquid securities. The Board will review quarterly the liquidity of the investments the Fund makes in such securities. Investments by the Fund in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of the Fund's liquidity during periods of decreased market interest in such securities among qualified institutional buyers.

Other Investment Policies (Affiliated Fund) As stated in the Prospectus, the Fund may write covered call options which are traded on a national securities exchange with respect to securities in our portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, the Fund will forgo the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds our net premium). We also may enter into "closing purchase transactions" in order to terminate the obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If the Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. The Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of its gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in the Fund's current Prospectus.

Repurchase Agreements (International Fund) The Fund may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by each Fund have a total value in excess of the value of the repurchase agreement. The Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of each Fund and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While Fund management acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. Fund management intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Fund management to present minimal credit risks. Fund management will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.

The Fund will enter into repurchase agreements only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which the Fund otherwise may invest.

Warrants (International Fund) Pursuant to Texas regulations, the Fund will not invest more than 5% of its assets in warrants and not more than 2% of such value in warrants not listed on the New York or American Stock Exchanges, except when they form a unit with other securities. As a matter of operating policy, we will not invest more than 5% of our net assets in rights.

Covered Call Options (International Fund) As stated in the Prospectus, the Fund may write covered call options which are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of its portfolio securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, the Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). The Fund may enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If the Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. The Fund intends to write covered call options with respect to securities with an aggregate market value of more than 5% of its gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in the current Prospectus.

The Fund's custodian will segregate cash or liquid high-grade debt securities in an amount not less than that required by Securities and Exchange Commission ("SEC") Release 10666 with respect to the Fund's assets committed to written covered call options. If the value of the segregated securities declines, additional cash or debt securities will be added on a daily basis (i.e., marked-to-market) so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such written options.

Financial Futures Contracts (International Fund) The Fund may enter into contracts for the future delivery of a financial instrument, such as a security or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or market conditions which otherwise might adversely affect the value of securities which we hold or intend to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities which differ from those specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. The Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the market value of the securities covered by its outstanding futures contracts and securities covered by futures contracts subject to the outstanding options written by it would exceed 50% of its total assets.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases, a party will close out the contractual commitment before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. The International Fund will incur brokerage fees when it purchases or sells contracts and will be required to maintain margin deposits. At the time it enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce the Fund's return. Futures contracts entail risks. If the investment adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. The degree of difference in price movements between futures contracts and the securities (or securities indices) being hedged depends upon such things as variations in demand for futures contracts and securities underlying the contracts and differences between the liquidity of the markets for such contracts and the securities underlying them. In addition, the market prices of futures contracts may be affected by certain factors not directly related to the underlying securities. At any given time, the availability of futures contracts, and hence their prices, are influenced by credit conditions and margin requirements. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the investment adviser may not result in a successful hedging transaction.

Options on Financial Futures Contracts (International Fund) The Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with our custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by us. Options on futures contracts involve risks similar to the risks relating to transactions in financial futures contracts described above. Generally speaking, a given dollar amount used to purchase an option on a financial futures contract can hedge a much greater value of underlying securities than if that amount were used to directly purchase the same financial futures. Should the event that the Fund intends to hedge (or protect) against not materialize, however, the option may expire worthless, in which case the Fund would lose the premium paid therefor.

Segregated Accounts (International Fund) To the extent required to comply with Securities and Exchange Commission Release 10666 and any related SEC policies, when purchasing a futures contract, or writing a put option, the Fund will maintain in a segregated account at its custodian bank cash, U.S. Government and other permitted securities to cover its position.

Forward Foreign Currency Contracts (Small-Cap Fund, Growth Opportunities Fund) A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a specific currency at a set price at a future date. Each Fund expects to enter into forward foreign currency contracts in primarily two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, each Fund will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, each Fund may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of each Fund's portfolio securities denominated in such foreign currency or, in the alternative, each Fund may use a cross-hedging technique whereby it sells another currency which each Fund expects to decline in a similar way but which has a lower transaction cost. Precise matching of the forward contract amount and the value of the securities involved will not generally be possible since the future value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Each Fund does not intend to enter into such forward contracts under this second circumstance on a continuous basis.

Repurchase Agreements (Small-Cap Fund, Growth Opportunities Fund) If each Fund enters into repurchase agreements as provided in clause (4) of the fundamental investment restrictions above, it will do so only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which each Fund otherwise may invest.

Foreign Currency Hedging Techniques (Small-Cap Fund, Growth Opportunities Fund) The Funds may utilize various foreign currency hedging techniques, including forward foreign currency contracts and foreign currency put and call options.

Foreign Currency Put and Call Options (Small-Cap Fund, Growth Opportunities
Fund) The Funds also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets. A put option gives the Funds, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

Exchange-listed options markets in the United States include several major currencies, and trading may be thin and illiquid. A number of major investment firms trade unlisted options which are more flexible than exchange-listed options with respect to strike price and maturity date. Unlisted options generally are available in a wider range of currencies. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. Unlisted options, together with other illiquid securities, are subject to a limit of 15% of each Funds' net assets.

A call option written by the Funds gives the purchaser, upon payment of a premium, the right to purchase from the a currency at the exercise price until the expiration of the option. The Funds may write call options on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing may not exceed 90% of the value of the securities denominated in such currency invested in by the Funds or in such cross currency (referred to above) to cover such call writing.

The Funds' custodian will segregate cash or permitted securities belonging to the Funds in an amount not less than that required by SEC Release 10666 and related policies with respect to the Funds' assets committed to (a) writing options, (b) forward foreign currency contracts and (c) cross hedges entered into by the Funds. If the value of the securities segregated declines, additional cash or debt securities will be added on a daily basis (i.e., marked to market), so that the segregated amount will not be less than the amount of the Funds' commitments with respect to such written options, forward foreign currency contracts and cross hedges.

Stock Options, Options on Stock Indices and Stock Index Futures (Small-Cap Fund) The Fund may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. The Fund will not (a) write puts having an aggregate exercise price greater than 25% of the Fund's total net assets; or (b) purchase (i) put options on stocks not held in the Fund's portfolio, (ii) put options on stock indices or (iii) call options on stocks or stock indices if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of the Fund's total net assets.

Call Options on Stock (Small-Cap Fund) The Fund may, from time to time, write call options on its portfolio securities. The Fund may write only call options which are "covered," meaning that the Fund either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in its portfolio. In addition, the Fund will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described below. If the Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to the Fund by the purchaser of the option is the "premium." The Fund's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Fund were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. There can be no assurance that a closing purchase transaction can be effected. The Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 5% of it's gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in our current prospectus.

The Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. In order to write a call option, the Fund is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. The Fund may not purchase call options except in connection with a closing purchase transaction. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by the Fund for writing the option.

Generally, the Fund intends to write listed covered call options during periods when it anticipates declines in the market values of portfolio securities because the premiums received may offset to some extent the decline in the Fund's net asset value occasioned by such declines in market value. Except as part of the "sell discipline" described below, the Fund will generally not write listed covered call options when it anticipates that the market values of it's portfolio securities will increase.

One reason for the Fund to write call options is as part of a "sell discipline." If the Fund decides that a portfolio security would be overvalued and should be sold at a certain price higher than the current price, it could write an option on the stock at the higher price. Should the stock subsequently reach that price and the option be exercised, the Fund would, in effect, have increased the selling price of that stock, which it would have sold at that price in any event, by the amount of the premium. In the event the market price of the stock declined and the option were not exercised, the premium would offset all or some portion of the decline. It is possible that the price of the stock could increase beyond the exercise price; in that event, the Fund would forego the opportunity to sell the stock at that higher price. In addition, call options may be used as part of a different strategy in connection with sales of portfolio securities. If, in the judgment of the Fund Management, the market price of a stock is overvalued and it should be sold, the Fund may elect to write a call option with an exercise price substantially below the current market price. As long as the value of the underlying security remains above the exercise price during the term of the option, the option will, in all probability, be exercised, in which case the Fund will be required to sell the stock at the exercise price. If the sum of the premium and the exercise price exceeds the market price of the stock at the time the call option is written, the Fund would, in effect, have increased the selling price of the stock. The Fund would not write a call option in these circumstances if the sum of the premium and the exercise price were less than the current market price of the stock.

Put Options on Stock (Small-Cap Fund) The Fund may also write listed put options. If the Fund writes a put option, it is obligated to purchase a given security at a specified price at any time during the term of the option.

Writing listed put options is a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or, more importantly, because Fund Management believes a more defensive and less fully invested position is desirable in light of market conditions. If the Fund Management wishes to invest its cash or reserves in a particular security at a price lower than current market value, it may write a put option on that security at an exercise price which reflects the lower price it is willing to pay. The buyer of the put option generally will not exercise the option unless the market price of the underlying security declines to a price near or below the exercise price. If the Fund writes a listed put, the price of the underlying stock declines and the option is exercised, the premium, net of transaction charges, will reduce the purchase price paid by the Fund for the stock. The price of the stock may decline by an amount in excess of the premium, in which event the Fund would have foregone an opportunity to purchase the stock at a lower price.

If, prior to the exercise of a put option, the Fund determines that it no longer wishes to invest in the stock on which the put option had been written, the Fund may be able to effect a closing purchase transaction on an exchange by purchasing a put option of the same Fund as the one which it has previously written. The cost of effecting a closing purchase transaction may be greater than the premium received on writing the put option and there is no guarantee that a closing purchase transaction can be effected.

Stock Index Options (Small-Cap Fund) Except as describe below, the Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, it will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, one or more "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

Segregated Accounts (Small-Cap Fund) If the Fund has written an option on an industry or market segment index, it will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are securities of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. Such securities will include stocks which represent at least 50% of the weighing of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 25% of the amount so segregated, pledged or escrowed. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow or pledge an amount in cash, Treasury bills or other high-grade short-term obligations equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its custodian or pledge to the broker as collateral cash, equity securities, non-investment grade debt, short term U.S. Government securities or other high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Small-Cap Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, equity securities, non-investment grade debt, treasury bills or other high-grade short-term obligations in a segregated account with its custodian, it will not be subject to the requirements describe in this paragraph. In instances involving the purchase of stock index futures contracts by the Fund, an amount of cash or permitted securities equal to the market value of the futures contracts will be deposited in a segregated account with the its custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures are unleveraged.

Under regulations of the Commodity Exchange Act, investment companies registered under the Act are exempt from the definition of "commodity pool operator," provided all of the Fund's commodity futures or commodity options transactions constitute bona fide hedging transactions within the meaning of the CFTC's regulations. The Fund will use stock index futures and options on futures as described herein in a manner consistent with this requirement.

Stock Index Futures (Small-Cap Fund) The Fund will engage in transactions in stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in the Fund's portfolio or which it intends to purchase. The Fund will engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the option or future contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of the Fund's net assets.

RISK FACTORS

Risk Factors (Affiliated Fund) As stated in the Prospectus, the Fund may invest no more than 5% of its net assets (at the time of investment) in lower-rated, high-yield bonds. In general, the market for lower-rated, high-yield bonds is more limited than the market for higher-rated bonds, and because trading in such bonds may be thinner and less active, the market prices of such bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession. Other risks which may be associated with lower-rated, high-yield bonds include their relative insensitivity to interest-rate changes; the exercise of any of their redemption or call provisions in a declining market which may result in their replacement by lower-yielding bonds; and legislation, from time to time, which may adversely affect their market. Since the risk of default is higher among lower-rated, high-yield bonds, Lord Abbett's research and analyses are an important ingredient in the selection of such bonds. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur. The Fund does not have any minimum rating criteria applicable to the fixed-income securities in which it invests.

Risks of Transactions in Stock Options (Small-Cap Fund) Writing options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same Fund. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Risks of Options on Indices (Small-Cap Fund) The Fund's purchase and sale of options on indices will be subject to risks described above under "Risk of Transactions in Stock Options". In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index option also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

Trading in index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time a number of additional index option contracts have been introduced including options on industry indices. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in Fund management's opinion, the market for such options has developed sufficiently that such risk in connection with such transactions in no greater than such risk in connection with options on stocks.

Special Risks of Writing Calls on Indices (Small-Cap Fund) Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indices only under the circumstances described above under "Limitations on the Purchases and Sales of Stock Options, Options on Stock Indices and Stock Index Futures."

Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held may not increase as much as the index. In such event the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction to the market would be likely to occur for only a short period or to a small degree.

Unless the Fund has other liquid assets that are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

When the Fund has written a call, there is also a risk that the market may decline between the time the call is written and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

Special Risks of Purchasing Puts and Calls on Indices (Small-Cap Fund) If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cut off time or by selling rather than exercising an option when the index level is close to the exercise price it may not be possible to eliminate this risk entirely because the cut off times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

                                       2.
                           Board Members and Officers

The following board member is a partner of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. He has been associated with Lord Abbett for over five years and is also an officer, director, or trustee of twelve other Lord Abbett-sponsored funds. He is an "interested person" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 53, Chairman and President

The following outside directors are also directors or trustees of some or all of the twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Time Warner Inc.
1271 Avenue of the Americas
New York, New York

Senior Adviser, Time Warner Inc. Formerly, Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997). Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 57.

William H. T. Bush
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of financial advisory firm of Bush-O'Donnell & Company. Age 60.

Robert B. Calhoun

Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners and President of The Clipper Group L.P., both private equity investment funds. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 68.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 73.

C. Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly General Partner of the Marketing Partnership, Inc., a full service marketing consulting firm (1994 - 1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992 - 1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J.B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 65.

Hansel B. Millican, Jr.
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York

President and Chief Executive Officer of Rochester Button Company.  Age 70.

Thomas J. Neff
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm. Currently serves as a Director of Ace, Ltd. (NYSE).

Age 61.

          For the Fiscal Year Ended October 31, 1998 - Affiliated Fund
  For the Fiscal Year Ended November 30, 1998 - Research Fund - Small-Cap Fund,
                            Growth Opportunities Fund
 For the Fiscal Year Ended November 30, 1998 - Investment Trust -
                                 High Yield Fund
         For the Fiscal Year Ended October 31, 1998 - Securities Trust -
                               International Fund

      The following table sets forth the compensation accrued for each Fund's outside directors/trustees.

                                          Aggregate
Name of Director             Compensation Accrued by each Fund(1)
----------------        ---------------------------------------------------
                                                                 Investment
                                   Research Fund -               Trust -
                                                 Growth          High         Securities Trust -
                        Affiliated   Small-Cap   Opportunities   Yield        International
                        Fund         Fund    &   Fund            Fund         Fund
                        ----         ----------------            ----         ----
E. Thayer Bigelow       $00,000            $000                  $00,000      $000
William H. T. Bush*     $0                 $0                    $0           $0
Robert B. Calhoun**     $0                 $0                    $0           $0
Stewart S. Dixon        $00,000            $000                  $00,000      $000
John C. Jansing(4)      $00,000            $000                  $00,000      $000
C. Alan MacDonald       $00,000            $000                  $00,000      $000
Hansel B. Millican, Jr. $00,000            $000                  $00,000      $000
Thomas J. Neff          $00,000            $000                  $00,000      $000

*  Elected  as of August 13, 1998
** Elected as of June 17, 1998

      The following table sets forth information with respect to the equity-based benefits accrued for outside directors/trustees by the Lord Abbett-sponsored funds.

Name of Director             Pension or Retirement Benefits
----------------             Accrued by each Fund and Twelve Other
                             Lord Abbett-sponsored Funds(2)
                             ------------------------------

E. Thayer Bigelow                       $00,000
William H.T. Bush*                      $0
Robert B. Calhoun**                     $0
Stewart S. Dixon                        $00,000
John C. Jansing(4)                      $00,000
C. Alan MacDonald                       $00,000
Hansel B. Millican, Jr.                 $00,000
Thomas J. Neff                          $00,000

      The following table sets forth the total compensation payable by such funds to the outside director/trustees. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director or officer.


Name of Director             For Year Ended October 31 1998
---------------              Total Compensation Accrued by each Fund and
                             Twelve Other Lord Abbett-sponsored Funds(3)
                             --------------------------------------------

E. Thayer Bigelow                             $00,000
William H.T. Bush*                            $0
Robert B. Calhoun**                           $0
Stewart S. Dixon                              $00,000
John C. Jansing(4)                            $00,000
C. Alan MacDonald                             $00,000
Hansel B. Millican, Jr.                       $00,000
Thomas J. Neff                                $00,000

(1) Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by each Fund to its outside directors is being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors. The amount of aggregate compensation payable by each Fund as of its 1998 fiscal year-end deemed invested in Fund shares includes dividends reinvested and changes in net asset value applicable to such deemed investments.

(2) The amounts were accrued by the Lord Abbett-sponsored funds for the 12 months ended October 31, 1998 with respect to the equity based plans established for independent directors in 1996. This plan supercedes a previously approved retirement plan for all future directors. Directors participating in the retirement plan had the option to convert their accrued benefits under the plan. All of the outside directors except one made such an election.

(3) This table shows aggregate compensation, including directors/trustees fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1997. The amounts of the aggregate compensation payable as of October 31, 1998 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments were, for Affiliated Fund, Mr. Bigelow, $000,000; Mr. Dixon, $000,000; Mr. Jansing, $000,000; Mr. MacDonald, $000,000; Mr.
      Millican, $000,000 and Mr. Neff, $000,000. If the amounts deemed invested in Fund shares were added to each director/trustee's actual holdings of Fund shares as of October 31, 1998, each would own the following: Mr. Bigelow, 00,000 shares; Mr. Dixon, 00,000 shares; Mr. Jansing, 00,000 shares; Mr. MacDonald, 00,000 shares; Mr. Millican, 00,000 shares; and Mr. Neff, 00,000 shares.

      For Research Fund -Small-Cap Fund and Growth Opportunities Fund, the amounts of the aggregate compensation payable by the Fund as of November 30, 1998 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $000; Mr. Dixon, $000; Mr. Jansing, $000; Mr. MacDonald, $000; Mr. Millican, $000; and Mr. Neff, $000. If the amounts deemed invested in Fund shares were added to each director's actual holdings of Fund shares as of November 30, 1998 each would own, the following: Mr. Bigelow, 000 shares; Mr. Dixon, 000 shares; Mr. Jansing, 000 shares; Mr. MacDonald, 000 shares; Mr. Millican, 000 shares; and Mr. Neff, 000 shares.

      For Investment Trust -High Yield Fund, the amounts of aggregate compensation payable by the Fund as of November 30, 1998 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $000,000; Mr. Dixon, $000,000; Mr. Jansing, $000,000; Mr. MacDonald, $000,000; Mr.
      Millican, $000,000; and Mr. Neff, $000,000. If the amounts deemed invested in Fund shares were added to each director's actual holdings of Fund shares as of November 30, 1998, each would own, the following: Mr. Bigelow, 000,000 shares; Mr. Dixon, 000,000 shares; Mr. Jansing, 000,000 shares; Mr. MacDonald, 000,000 shares; Mr. Millican, 000,000 shares; and Mr. Neff, 000,000 shares.

      For Securities Trust - International Fund, the amounts of the aggregate compensation payable by the Fund as of October 31, 1998 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $000,000; Mr. Dixon, $000,000; Mr. Jansing, $000,000; Mr. MacDonald, $000,000; Mr.
      Millican, $000,000; and Mr. Neff, $000,000. If the amounts deemed invested in Fund shares were added to each director's actual holdings of Fund shares as of October 31, 1998, each would own, the following: Mr. Bigelow, 000,000 shares; Mr. Dixon, 000,000 shares; Mr. Jansing, 000,000 shares; Mr. MacDonald, 000,000 shares; Mr. Millican, 000,000 shares; and Mr. Neff, 000,000 shares.

(4) Mr. Jansing chose to continue to receive benefits under the retirement plan, which provides that outside directors (trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of each Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Brown, Fetch, Carper, Gerber, Hilstad, Hudson, McGruder, Morris, and Walsh are partners of Lord Abbett; the others are employees:

Executive Vice Presidents:

Zane E. Brown, age 46 (International Fund )

Robert P. Fetch, age 45 (Small-Cap Fund) (with Lord Abbett since 1995 - formerly Managing Director at Prudential Investment Advisors from 1983 to 1995)

Robert I. Gerber, age 44 (High Yield Fund) (with Lord Abbett since 1997 - formerly Senior Portfolio Manager at Sanford Bernstein & Co. from 1992 - 1997)

W. Thomas Hudson, age 56 (Affiliated Fund )

Robert G. Morris, age 54 (Small-Cap Fund, Growth Opportunities Fund, International Fund, High Yield Fund)

Stephen J. McGruder, age 55 (Growth Opportunities Fund) (with Lord Abbett since 1995 - formerly Vice President of Wafra Securities from 1988 to 1995)

Vice Presidents:

Paul A. Hilstad, age 55, Vice President and Secretary (all Funds) (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.)

Zane E. Brown, age 46 (Small-Cap Fund)

Daniel E. Carper, age 46 (all Funds)

Timothy Horan, age 44 (International Fund) (with Lord Abbett since 1996 - formerly Senior Manager at Credit Suisse from 1994 to 1995; prior thereto Vice President at Aubrey G. Lanston & Co. from 1992 to 1994)

Lawrence H. Kaplan, age 41, Vice President and Assistant Secretary (all Funds) (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997; prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.)

Thomas F. Konop, age 56, Vice President and Assistant Secretary (all Funds)

Jerald Lanzotti, age 31 (International Fund)

Gregory M. Macosko, age 51 (Small-Cap Fund) (with Lord Abbett since 1997 - formerly Analyst with Royce Associates from 1991 to 1997)

Robert Morris, age 54 (Affiliated Fund)

A. Edward Oberhaus III, age 38 (all Funds)

Keith F. O'Connor, age 43 (all Funds)

Fernando Saldanha, age 45 (International Fund) (with Lord Abbett since 1998 - formerly Economist and Senior Financial Officer of World Bank (IBRO) from 1988 to 1998)

Eli Salzman, age 34 (Affiliated Fund) (with Lord Abbett since 1997 - formerly Vice President of Mutual of America Capital Corp.; prior thereto Vice President of Mitchell Hutchins Asset Mgt. from 1986 to 1996)

Christopher J. Towle, age 41 (International Fund)

John J. Walsh, age 62 (all Funds); and

Treasurer:

Donna M. McManus, age 37, Treasurer (all Funds) (with Lord Abbett since 1996 - formerly a Senior Manager at Deloitte & Touche LLP).

As of October 31, 1998, our officers and directors owned as a group less than 1% of each Fund's shares.

The Funds' By-Laws provide that each Fund shall not hold a meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Investment Company Act of 1940, as amended (the "Act"), or unless called by a majority of the Board of Directors (Trustees) or by shareholders holding at least one quarter of the stock of each Fund outstanding and entitled to vote at the meeting.

                                       3.
                     Investment Advisory and Other Services

As described under "Management" in the Prospectus, Lord Abbett is the investment manager of the Funds. Ten of the general partners of Lord Abbett are officers and/or board members of the Funds, as follows: Zane E. Brown; Daniel E. Carper; Robert S. Dow; Robert P. Fetch; Robert I. Gerber; Paul A. Hilstad; W. Thomas Hudson; Stephen J. McGruder; Robert G. Morris; Christopher J. Towle; and John J. Walsh.

The other general partners who are neither officers nor directors of the Funds are Stephen Allen, John E. Erard, Daria L. Foster, Michael B. McLaughlin, R. Mark Pennington, and Robert J. Noelke. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described in the Prospectus under "Management." Under its Management Agreement, Affiliated Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .5 of 1% of the portion of its net assets not in excess of $200,000,000;
 .4 of 1% of the portion in excess of $200,000,000, but not in excess of $500,000,000; .375 of 1% of the portion in excess of $500,000,000, but not in excess of $700,000,000; .35 of 1% of the portion in excess of $700,000,000, but not in excess of $900,000,000; and .3 of 1% of the portion in excess of $900,000,000.

For the fiscal years ended October 31, 1998, 1997 and 1996, the management fees paid to Lord Abbett by Affiliated Fund amounted to $26,317,934, $22,192,209 and $17,683,694, respectively.

Under its Management Agreement, Small-Cap Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1% of the Small-Cap Fund's average daily net assets. For the period December 13, 1995 (commencement of operations) to November 30, 1996, Lord Abbett waived $24,461 in management fees with respect to Small-Cap Fund. For the same time period, Lord Abbett did not receive management fees with respect to Small-Cap Fund. For the fiscal years ended November 30, 1998 and November 30, 1997 and the period December 13, 1995 (commencement of operations) to November 30, 1996, the management fees paid to Lord Abbett by Small-Cap Fund amounted to $______, $1,075,019 and $0 , respectively.

Under the Management Agreement, Growth Opportunities Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .90 of 1% of the Fund's average daily net assets. For the fiscal years ended November 30, 1996 and November 30, 1997, the management fee was .75 of 1% and was waived by Lord Abbett with respect to the Fund and, except for this waiver, would have amounted to $8,249 and $10,844, respectively. For the fiscal year ended November 30, 1998, the fee amounted to $_____, but Lord Abbett waived all but $_____. On September 15, 1998, the Fund's shareholders voted to raise the management fee to .90 of 1%.

Under its Management Agreement, International Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1%. For the fiscal year ended October 31,1998 and for the period December 13, 1996 (commencement of operations) to October 31, 1997, the management fees paid to Lord Abbett by International Fund amounted to $_____ and $ 127,715, respectively.

Lord Abbett has entered into an agreement with Fuji-Lord Abbett International Ltd. ("the Sub-Adviser"), under which the Sub-Adviser provides Lord Abbett with advice with respect to the International Portfolio's assets. The Sub-Adviser is controlled by Fuji Investment Management Co. (Tokyo). Fuji Bank Limited of Tokyo, Japan ("Fuji Bank") directly owned 40% of the outstanding voting stock of the Sub-Adviser. Fuji Investment Management Co. (Tokyo) is an affiliate of Fuji Bank. Lord Abbett owns approximately 27% of such outstanding voting stock. As of November 30, 1998, the Sub-Adviser manages approximately $[915] million, which is invested globally. The Sub-Adviser furnishes Lord Abbett with advice and recommendations with respect to the International Portfolio's assets, including advice about the allocation of investments among foreign securities markets and foreign equity and debt securities markets and foreign equity and debt securities and, subject to consultation with Lord Abbett, advice as to cash holdings and what securities in the portfolio should be purchased, held or disposed of. The Sub-Adviser also gives advice with respect to foreign currency matters. Lord Abbett is obligated to pay the Sub-Adviser a monthly fee, based on average daily net assets for each month, at the annual rate of .375 of 1%. For the fiscal year ended October 31, 1998 and for the period December 13, 1996 (commencement of operations) to October 31, 1997, the fees paid to the Sub-Adviser by Lord Abbett were $____ and $____, respectively.

Each Fund's fee is allocated among all of its classes based on each's proportionate share of such daily net assets.

In addition, each Fund is obligated to pay all expenses not expressly assumed by Lord Abbett, including, without limitation, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 are the independent auditors for each Fund and must be approved at least annually by each Fund's Board of Directors (Trustees) to continue in such capacity. They perform audit services for each Fund including the audits of financial statements included in each Fund's annual report to shareholders.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York 10268, is each Fund's custodian. In accordance with the requirements of Rule 17f-5, each Fund's directors (trustees) have approved arrangements permitting each Fund's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

The Sub-Custodians of BNY are:

Euro-Clear (a transnational securities depository); Australia: ANZ Banking Group; Austria: Creditanstalt-Bankverein; Canada: Canadian Imperial Bank of Commerce; Chile: Citibank, N.A.; Czech Republic: Ceskoslovenska Obchodni Banka;
Denmark: Den Danske Bank; Finland: Union Bank of Finland; Germany: J.P. Morgan GmbH; Greece: National Bank of Greece S.A.; Hong Kong, Indonesia, Philippines, Taiwan and Thailand: Hong Kong & Shanghai Banking Corp.; Hungary: Citibank Budapest Rt; India: Hong Kong and Shanghai Banking Corporation; Ireland: Allied Irish Banks, PLC; Israel: Bank Leumi LE-Israel B.M.; Japan: The Fuji Bank, Ltd.;
Jordan: Citibank, N.A.; Korea: Bank of Seoul; Luxembourg: Banque Internationale A Luxembourg, S.A.; Mexico: Citibank, N.A.; Morocco: Banque Commerciale du Maroc; Netherlands: Bank van Haften Labouchere; New Zealand: Anz Banking Group Ltd.; Norway: Den Norske Bank; Pakistan: Citibank, N.A.; Peru: Citibank, N.A.;
Poland: Bank Handlowy w Warszawie S.A.; Portugal: Banco Espirito Santo E Comercial de Lisboa; Malaysia, Singapore: Development Bank of Singapore; South
Africa: The First National Bank of Southern Africa; Sri Lanka: Hong Kong and Shanghai Banking Corporation; Sweden: Skandinaviska Enskilda Banken;
Switzerland: Bank Leu; Turkey: Citibank, N.A.; Venezuela: Citibank, N.A.

                                       4.
                             Portfolio Transactions

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, we generally pay, as described below, a higher commission than some brokers might charge on the same transactions. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received form brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, and are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

For the fiscal years ended October 31, 1998, 1997 and 1996, Affiliated Fund paid total commissions to independent dealers of $80,000,000, $7,681,037 and $5,897,259, respectively.

For the period December 13, 1995 (commencement of operations) to November 30, 1996, the year ended November 30, 1997, and the year ended November 30, 1998, the Small-Cap Fund paid total commissions to independent broker-dealers of $45,266, $1,812,425 and $______, respectively.

For the period December 13, 1996 (commencement of operations) through October 31, 1997 and the fiscal year ended October 31, 1998, International Fund paid total commissions to independent broker-dealers of $108,270 and $_____, respectively.

For the fiscal year ended October 31, 1998, 1997 and 1996, Growth Opportunities Fund paid total commissions to independent broker-dealers of $_____, $______ and $______, respectively.

                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively.

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices.

Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors (Trustees).

The net asset value per share for the Class Y shares will be determined by taking Class Y shares net assets and dividing by shares outstanding. Our Class Y shares will be offered at net asset value.

Each Fund has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor") and subsidiary of Lord Abbett under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

Class Y Share Exchanges. The Prospectus describes the Telephone Exchange Privilege. You may exchange some or all of your Y shares for Y shares of any Lord Abbett-sponsored funds currently offering Class Y shares to the public. Currently those other funds consist of Lord Abbett Investment Trust - Core Fund, Strategic Core Fund, Bond-Debenture Fund, Developing Growth Fund, and Mid-Cap Value Fund.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See each Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in each Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors (Trustees) may authorize redemption of all of the shares in any account in which there are fewer than 25 shares (Affiliated Fund, Small-Cap Fund, Growth Opportunities Fund, and High Yield Fund), and 60 shares (International Fund). Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 month's prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

                                       6.
                                      Taxes

The value of any shares redeemed by each Fund or repurchased or otherwise sold may be more or less than your tax basis in the shares at the time the redemption, repurchase or sale is made. Any gain or loss will generally be taxable for federal income tax purposes. Any loss realized on the sale, redemption or repurchase of a Fund's shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gains distributions which you received with respect to such shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

Each Fund will be subject to a four-percent nondeductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar-year distribution requirement. Each Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

The writing of call options and other investment techniques and practices which each Fund may utilize, as described above under "Investment Objectives and Policies," may create "straddles" for United States federal income tax purposes and may affect the character and timing of the recognition of gains and losses by a Fund. Such transactions may increase the amount of short-term capital gain realized by each Fund, which is taxed as ordinary income when distributed to shareholders. Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict each Fund's ability to engage in transactions in options.

Certain futures contracts and certain listed options held by a Fund will be required to be "marked to market" for federal income tax purpose, i.e., treated as having been sold at their fair market value on the last day of the Fund's taxable year (referred to as Section 1256 Contracts). Sixty percent of any gain or loss recognized on actual or deemed sales of such Section 1256 Contracts will be treated as long-term capital gain or loss, and 40% of such gain or loss will be treated as short-term capital gain or loss. Each Fund may be required to defer the recognition of losses on securities and options and futures contracts to the extent of any recognized gain on offsetting positions held by the Fund.

As described in the Prospectus under "How We Invest - Risk Factors," each Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is expected that shareholders of each Fund who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by each Fund.

Gains and losses realized by each Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If either Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies," it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either the Fund or its shareholders in respect to deferred taxes arising from such distributions or gains.

If a Fund were to invest in a passive foreign investment company with respect to which a Fund elected to make a "qualified electing fund" election, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to a Fund.

Dividends paid by a Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax advisor regarding U.S. and foreign tax consequences of the ownership of shares of a Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes to non-United States gift and estate taxes to non-United States persons who own Fund shares.

                                       7.
                                Past Performance

Each Fund computes the annual compounded rate of total return for Class Y shares during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of no sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in each Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the annual total return computation.

In calculating total returns for Class Y shares no sales charge is deducted from the initial investment and the return is shown at net asset value. Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Class Y share performance. Using the computation method described above, Affiliated Fund's total return for Class Y shares for the period from inception (March 27, 1998) to October 31, 1998 was (4.77)%. For the period from inception (December 30, 1997) to November 30, 1998, the total return for the Small-Cap Fund was 6.50%. For the period from inception (December 30, 1997) to October 31, 1998, the total return for the International Fund was 10.02% (not annualized).

Our yield quotation for Class Y shares is based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the net asset value per share of such class on the last day of the period. This is determined by finding the following quotient: take the dividends and interest earned during the period for the class minus its expenses accrued for the period and divide by the product of (i) the average daily number of Class shares outstanding during the period that were entitled to receive dividends and (ii) the net asset value per share of such class on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yields for Class Y shares do not reflect the deduction of any sales charge.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund's investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       8.
                           Information About the Funds

Affiliated Fund is a Maryland Corporation formed in 1934. Small-Cap Fund and Growth Opportunities Fund are series of Lord Abbett Research Fund, Inc., a Maryland Corporation organized in 1992. The International Fund is a series of Lord Abbett Securities Trust, a Delaware business trust organized in 1993. The High Yield Fund is a series of Lord Abbett Investment Trust, a Delaware business trust organized in 1993.

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of such Advisory Group.

                                       9.
                              Financial Statements

The financial statements for the fiscal year ended October 31, 1998, and the reports of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1998 Annual Report to Shareholders of Lord Abbett Affiliated Fund, Inc. are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

The financial statements for the fiscal year ended November 30, 1998, and the report thereon of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1998 Annual Report to Shareholders of the Lord Abbett Research Fund, Inc. (which includes Small-Cap Fund and Growth Opportunities Fund, formerly, Mid-Cap Fund), are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

The financial statements for the fiscal year ended October 31, 1998 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1998 Annual Report to Shareholders of Lord Abbett Securities Trust (which includes International Fund) are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

The financial statements for the fiscal year ended November 30, 1998 and the report thereon of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1998 Annual Report to Shareholders of the Lord Abbett Investment Trust (which includes High Yield Fund) are incorporated by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

PART C OTHER INFORMATION

Item 23.    Exhibits

            (a) Articles of Incorporation. Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on March 31, 1995. Articles Supplementary. Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed on March 17, 1998.
            (b)   By-Laws.
            (c) Instruments Defining Rights of Security Holders. Incorporated by reference.
            (d) Investment Advisory Contracts, Management Agreement. Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on March 31, 1995. Addendum to Management Agreement. Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed on July 31, 1998.
            (e)   Underwriting Contracts. Incorporated by reference.
            (f)   Bonus or Profit Sharing Contracts. Incorporated by reference.
            (g)   Custodian Agreements. Incorporated by reference.
            (h)   Other Material Contracts. Incorporated by reference.
            (i)   Legal Opinion. Incorporated by reference.
            (j)   Other Opinions. Incorporated by reference.
            (k)   Omitted Financial Statements. Incorporated by reference.
            (l) Initial Capital Agreements. Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on March 31, 1995.
            (m) Rule 12b-1 Plan. Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on November 29, 1995
            (n)   Financial Data Schedule.
            (o) Rule 18f-3 Plan. Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed on March 31, 1997.

Item 24.    Person Controlled by or Under Common Control with Registrant

                  None.

Item 25.    Indemnification

            Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers. Since Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-727 of the New York Business Corporation Law.

            The general effect of these statutes is to protect officers, directors and employees of Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-Laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, makes the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland Law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

            In referring in its By-Laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland Law and Section 17(h) of the Investment Company Act of 1940, Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-Laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), Registrant understands that it would be required under its By-Laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expense incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of Investment Adviser

            Lord, Abbett & Co. acts as investment advisor for twelve, other open-end investment companies (of which it is principal underwriter for thirteen), and as investment adviser to approximately 8,330 private accounts as of September 30, 1998. Other than acting as directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, partner or trustee of any entity.

Item 27.    Principal Underwriter

           (a)    Lord Abbett Affiliated Fund, Inc.
                  Lord Abbett Bond-Debenture Fund, Inc.
                  Lord Abbett Mid-Cap Value Fund, Inc.
                  Lord Abbett Developing Growth Fund, Inc.
                  Lord Abbett Tax-Free Income Fund, Inc.
                  Lord Abbett Global Fund, Inc.
                  Lord Abbett U. S. Government  Securities  Money Market
                  Fund, Inc.
                  Lord Abbett Series Fund, Inc.
                  Lord Abbett Equity Fund
                  Lord Abbett Tax-Free Income Trust
                  Lord Abbett Securities Trust
                  Lord Abbett Investment Trust

                  Investment Advisor

                  American Skandia Trust (Lord Abbett Growth and
                    Income Portfolio)

            (b)   The partners of Lord, Abbett & Co. are:

            Name and Principal        Positions and Offices
            Business Address (1)      with Registrant
            --------------------      ---------------

            Robert S. Dow             Chairman and President
            Paul A. Hilstad           Vice President & Secretary
            Robert P. Fetch           Executive Vice President
            Robert G. Morris          Executive Vice President
            Zane E. Brown             Vice President
            Daniel E. Carper          Vice President
            John J. Walsh             Vice President

            The other general partners of Lord, Abbett & Co. who are neither officers nor directors of the Registrant are Stephen Allen, John E. Erard, Daria
L. Foster, Robert I. Gerber, W. Thomas Hudson, Stephen P. McGruder, Michael B. McLaughlin, Robert J. Noelke, Mark R. Pennington, and Chrisotopher J. Towle.

            (1) Each of the above has a principal business address 767 Fifth Avenue, New York, NY 10153

            (c)   Not applicable

Item 28.    Location of Accounts and Records

            Registrant maintains the records, required by Rules 31a - 1(a) and
            (b), and 31a - 2(a) at its main office.

            Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

            Certain records such as canceled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29.    Management Services

            None

Item 30.    Undertakings

            The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

            The registrant undertakes, if requested to do so by the holders of at least 10% of the registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c).

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement and/or any amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of December, 1998.


                                        LORD ABBETT RESEARCH FUND, INC.


                                        By      /s/ Robert S. Dow
                                           -------------------------------------
                                                Robert S. Dow,
                                                Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                              Chairman, President
/s/ Robert S. Dow                and Director             December 30, 1998
--------------------------- --------------------------  ----------------------
Robert S. Dow                      (Title)                      (Date)


/s/ E. Thayer Bigelow              Director               December 30, 1998
--------------------------- --------------------------  ----------------------
E. Thayer Bigelow                  (Title)                      (Date)


/s/ William H. T. Bush             Director               December 30, 1998
--------------------------- --------------------------  ----------------------
William H. T. Bush                 (Title)                      (Date)


/s/ Robert B. Calhoun              Director               December 30, 1998
--------------------------- --------------------------  ----------------------
Robert B. Calhoun                  (Title)                      (Date)


/s/ Stewart S. Dixon               Director               December 30, 1998
--------------------------- --------------------------  ----------------------
Stewart S. Dixon                   (Title)                      (Date)


/s/ John C. Jansing                Director               December 30, 1998
--------------------------- --------------------------  ----------------------
John C. Jansing                    (Title)                      (Date)


/s/ C. Alan MacDonald              Director               December 30, 1998
--------------------------- --------------------------  ----------------------
C. Alan MacDonald                  (Title)                      (Date)


/s/ Hansel B. Millican, Jr.        Director               December 30, 1998
--------------------------- --------------------------  ----------------------
Hansel B. Millican, Jr.            (Title)                      (Date)


/s/ Thomas J. Neff                 Director               December 30, 1998
--------------------------- --------------------------  ----------------------
Thomas J. Neff                     (Title)                      (Date)

                               Vice President and
/s/ Keith F. O'Connor        Chief Financial Officer      December 30, 1998
--------------------------- --------------------------  ----------------------
Keith F. O'Connor                  (Title)                      (Date)

                                     BY-LAWS

                                       OF

                         LORD ABBETT RESEARCH FUND, INC.

                                    ARTICLE I

                                     OFFICES

      Section 1. Principal Office. The principal office of the Corporation in Maryland shall be in the City of Baltimore, and the name of the resident agent in charge thereof is The Prentice-Hall Corporation Systems, Maryland.

      Section 2. Other Offices. The Corporation may also have an office in the City and State of New York and offices at such other places as the Board of Directors may from time to time determine.

                                   ARTICLE II

                              STOCKHOLDERS MEETING

      Section 1. Annual Meetings. The Corporation shall not hold an annual meeting of its stockholders in any fiscal year of the Corporation unless required in accordance with the following sentence. The Chairman of the Board or the President shall call an annual meeting of the stockholders when the election of directors is required to be acted on by stockholders under the Investment Company Act of 1940, as amended, and the Chairman of the Board, the President, a Vice President, the Secretary or any director shall call an annual meeting of stockholders at the request in writing of a majority of the Board of Directors or of stockholders holding at least one-quarter of the stock of the Corporation outstanding and entitled to vote at the meeting. Any annual meeting of the stockholders held pursuant to the foregoing sentence shall be held at such time and at such place, within the City of New York or elsewhere, as may be fixed by the Chairman of the Board or the President or the Board of Directors or by the stockholders holding at least one-quarter of the stock of the Corporation outstanding and entitled to vote, as the case may be, and as may be stated in the notice setting forth such call, provided that any stockholders requesting such meeting shall have paid to the Corporation the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such stockholders. Any meeting of stockholders held in accordance with this Section 1 shall for all purposes constitute the annual meeting of stockholders for the fiscal year of the Corporation in which the meeting is held and, without limiting the generality of the foregoing, shall be held for the purposes of (a) acting on any such matter or matters so required to be acted on by stockholders under the Investment Company Act of 1940, as amended, and (b) electing directors, and for transacting such other business as may properly be brought before the meeting. Only such business, in addition to that prescribed by law, by the Articles of Incorporation and by these By-laws, may be brought before such meeting as may be specified by resolution of the Board of Directors or by writing filed with the Secretary of the Corporation and signed by the Chairman of the Board or by the President or by a majority of the directors or by stockholders holding at least one-quarter of the stock of the Corporation outstanding and entitled to vote at the meeting.

      Section 2. Special Meetings. Special meetings of the stockholders for any purpose or purposes may be held upon call by the Chairman of the Board or by a majority of the Board of Directors, and shall be called by the Chairman of the Board, the President, a Vice President, the Secretary or any director at the request in writing of a majority of the Board of Directors or of stockholders holding at least one-quarter of the stock of the Corporation outstanding and entitled to vote at the meeting, at such time and at such place where an annual meeting of stockholders could be held, as may be fixed by the Chairman of the Board, the President or the Board of Directors or by the stockholders holding at least one-quarter of the stock of the Corporation outstanding and so entitled to vote, as the case may be, and as may be stated in the notice setting forth such call. Such request shall state the purpose or purposes of the proposed meeting, and only such purpose or purposes so specified may properly be brought before such meeting.

      Section 3. Notice of Meetings. Written or printed notice of every annual or special meeting of stockholders, stating the time and place thereof and the general nature of the business proposed to be transacted at any such meeting, shall be delivered personally or mailed not less than 10 or more than 90 days previous thereto to each stockholder of record entitled to vote at the meeting at his address as the same appears on the books of the Corporation. Meetings may be held without notice if all of the stockholders entitled to vote are present or represented at the meeting, or if notice is waived in writing, either before or after the meeting, by those not present or represented at the meeting. No notice of an adjourned meeting of the stockholders other than an announcement of the time and place thereof at the preceding meeting shall be required.

      Section 4. Quorum. The presence in person or by proxy of the holders of a third of the Shares of all Classes issued and outstanding and entitled to vote thereat shall constitute a quorum for the transaction of any business at all meetings of the shareholders except as otherwise provided by law or in the Articles of Incorporation and except that where the holders of the Shares of any Class are entitled to a separate vote as a Class (a "Separate Class") or where the holders of Shares of two or more (but not all) Classes are required to vote as a single Class (a "Combined Class"), the presence in person or by proxy of the holders of a third of the Shares of that Separate Class or Combined Class, as the case may be, issued and outstanding and entitled to vote thereat shall constitute a quorum for such vote. If, however, a quorum with respect to all Classes, a Separate Class or a Combined Class, as the case may be, issued and outstanding and entitled to vote thereat shall constitute a quorum for such vote. If, however, a quorum with respect to all Classes, a Separate Class or a Combined Class, as the case may be, shall not be present or represented at any meeting of the shareholders, the holders of a majority of the Shares of all Classes, such Separate Class or such Combined Class, as the case may be, present in person or by proxy and entitled to vote shall have power to adjourn the meeting from time to time as to all Classes, such Separate Class or such Combined Class, as the case may be without notice other than announcement at the meeting, until the requisite number of Shares entitled to vote at such meeting shall be present. At such adjourned meeting at which the requisite number of Shares entitled to vote thereat shall be represented any business may be transacted at the meeting as originally notified. The absence from any meeting of stockholders of the number of Shares in excess of a third of the Shares of all Classes or of the affected Class or Classes, as the case may be, which may be required by laws of the State of Maryland, the Investment Company Act of 1940 or any other applicable law or the Articles of Incorporation, for action upon any given matter shall not prevent action of such meeting upon any other matter or matters which may properly come before the meeting, if there shall be present thereat, in person or by proxy, holders of the number of Shares required for action in respect of such matter or matters.

      Section 5. Voting. All elections shall be had and all questions decided by a majority of the votes cast, without regard to Class, at a duly constituted meeting, except as otherwise provided by law or by the Articles of Incorporation or by these By-laws and except that with respect to a question as to which the holders of Shares of any Class or Classes are entitled or required to vote as a Separate Class or a Combined Class, as the case may be, such question shall be decided as to such Separate Class or such Combined Class, as the case may be, by a majority of the votes cast by Shares of such Separate Class or such Combined Class, as the case may be.

      With respect to all Shares having voting rights (a) a shareholder may vote the Shares owned of record by him either in person or by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact, provided that no proxy shall be valid after eleven months from its date unless otherwise provided in the proxy and (b) in all elections for directors every shareholder shall have the right to vote, in person or by proxy, the Shares owned of record by him, for as many persons as there are directors to be elected and for whose election he has a right to vote.

                                   ARTICLE III

                               BOARD OF DIRECTORS

      Section 1. General Powers. The property, affairs and business of the Corporation shall be managed by the Board of Directors, provided, however, that the Board of Directors may authorize the Corporation to enter into an agreement or agreements with any person, corporation, association, partnership or other organization, subject to the Board's supervision and control, for the purpose of providing managerial, investment advisory and related services to the Corporation which may include management or supervision of the investment portfolio of the Corporation.

      Section 2. Number, Class Quorum, Election, Term of Office and Qualifications. The Board of Directors of the Corporation shall consist of not less than three or more than fifteen persons, none of whom need be stockholders of the Corporation. The number of directors (within the above limits) shall be determined by the Board of Directors from time to time, as it sees fit, by vote of a majority of the whole Board. Directors shall consist of one class only. The directors shall be elected at each annual meeting of stockholders and, whether or not elected for a specific term, shall hold office, unless sooner removed, until their respective successors are elected and qualify.

      One-third of the whole Board, but in no event less than two, shall constitute a quorum for the transaction of business, but if at any meeting of the Board there shall be less than a quorum present, a majority of the directors present may adjourn the meeting from time to time until a quorum shall have been obtained, when any business may be transacted which might have been transacted at a meeting as originally convened. No notice of an adjourned meeting of the directors other than an announcement of the time and place thereof at the preceding meeting shall be required. The acts of the majority of the directors present at any meeting at which there is a quorum shall be the acts of the Board, except as otherwise provided by law, by the Articles of Incorporation or by these By-laws.

      Section 3. Vacancies. The Board of Directors, by vote of a majority of the whole Board, may elect directors to fill vacancies in the Board resulting from an increase in the number of directors or from any other cause. Directors so chosen shall hold office until their respective successors are elected and qualify, unless sooner displaced pursuant to law or by these By-laws. The stockholders, at any meeting called for the purpose, may, with or without cause, remove any director by the affirmative vote of the holders of a majority of the votes entitled to be cast, and at any meeting called for the purpose may fill the vacancy in the Board thus caused.

      Section 4. Regular Meetings. Regular meetings of the Board of Directors shall be held at such time and place, within or without the State of Maryland, as may from time to time be fixed by Resolution of the Board or as may be specified in the notice of any meeting. No notice of regular meetings of the Board shall be required except as required by the Investment Company Act of 1940, as amended.

      Section 5. Special Meetings. Special meetings of the Board of Directors may be called from time to time by the Chairman of the Board, the President, any Vice President or any two directors. Each special meeting of the Board shall be held at such place, either within or outside of the State of Maryland, as shall be designated in the notice of such meeting. Notice of each such meeting shall be mailed to each director, at his residence or usual place of business, at least two days before the day of the meeting, or shall be directed to him at such place by telegraph or cable, or be delivered to him personally not later than the day before the day of the meeting. Every such notice shall state the time and place of the meeting but need not state the purposes thereof, except as otherwise expressly provided in these By-laws or by statute.

      Section 6. Telephonic Conference Meetings. Any meeting of the Board or any committee thereof may be held by conference telephone, regardless where each director may be located at the time, by means of which all persons participating in the meeting can hear each other, and participation in such meeting in such manner shall constitute presence in person at such meeting, except where the Investment Company Act of 1940, as amended, specifically requires that the vote of such director be cast in person.

      Section 7. Fees and Expenses. The directors shall receive such fees and expenses for services to the Corporation as may be fixed by the Board of Directors, subject however, to such limitations as may be provided in the Articles of Incorporation.

Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent or otherwise and receiving compensation therefor.

      Section 8. Transactions with Directors. Except as otherwise provided by law or in the Articles of Incorporation, a director of the Corporation shall not in the absence of fraud be disqualified from office by dealing or contracting with the Corporation either as a vendor, purchaser or otherwise, nor in the absence of fraud shall any transaction or contract of the Corporation be void or voidable or affected by reason of the fact that any director, or any firm of which any director is a member, or any corporation of which any director is an officer, director or stockholder, is in any way interested in such transaction or contract; provided that at the meeting of the Board of Directors, at which said contract or transaction is authorized or confirmed, the existence of an interest of such director, firm or corporation is disclosed or made known and there shall be present a quorum of the Board of Directors a majority of which, consisting of directors not so interested, shall approve such contract or transaction. Nor shall any director be liable to account to the Corporation for any profit realized by him from or through any such transaction or contract of the Corporation ratified or approved as aforesaid, by reason of the fact that he or any firm of which he is a member, or any corporation of which he is an officer, director, or stockholder, was interested in such transaction or contract. Directors so interested may be counted when present at meetings of the Board of Directors for the purpose of determining the existence of a quorum. Any contract, transaction or act of the

Corporation or of the Board of Directors (whether or not approved or ratified as hereinabove provided) which shall be ratified by a majority of the votes cast at any annual or special meeting at which a quorum is present called for such purpose, or approved in writing by a majority in interest of the stockholders having voting power without a meeting, shall, except as otherwise provided by law, be valid and as binding as through ratified by every stockholder of the Corporation.

      Section 9. Committees. The Board of Directors may, by resolution adopted by a majority of the whole Board, designate one or more committees each such committee to consist of two or more directors of the Corporation, which, to the extent permitted by law and provided in said resolution, shall have and may exercise the powers of the Board over the business and affairs of the Corporation, and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. A majority of the members of any such committee may determine its action and fix the time and place of its meetings, unless the Board of Directors shall otherwise provide. The Board of Directors shall have power at any time to change the membership of, to fill vacancies in, or to dissolve any such committee.

      Section 10. Written Consents. Any action required or permitted to be taken at any meeting of the Board of Directors or by any committee thereof may be taken without a meeting, if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes or proceedings of the Board or committee.

      Section 11. Waiver of Notice. Whenever under the provisions of these By-laws, or of the Articles of Incorporation, or of any of the laws of the State of Maryland, or other applicable statute, the Board of Directors is authorized to hold any meeting or take any action after notice or after the lapse of any prescribed period of time, a waiver thereof, in writing, signed by the person or persons entitled to such notice or lapse of time, whether signed before or after the time of meeting or action stated herein, shall be deemed equivalent thereto. The presence at any meeting of a person or persons entitled to notice thereof shall be deemed a waiver of such notice as to such person or persons.

                                   ARTICLE IV

                                    OFFICERS

      Section 1. Number and Designation. The Board of Directors shall each year appoint from among their members a Chairman and a President of the Corporation, and shall appoint one or more Vice Presidents, a Secretary and a Treasurer and, from time to time, any other officers and agents as it may deem proper. Any two of the above-mentioned offices, except those of the President and a Vice President, may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument be required by law or by these By-laws to be executed, acknowledged or verified by any two or more officers.

      Section 2. Term of Office. The term of office of all officers shall be one year or until their respective successors are chosen; but any officer or agent chosen or appointed by the Board of Directors may be removed, with or without cause, at any time, by the affirmative vote of a majority of the members of the Board then in office.

      Section 3. Duties. Subject to such limitations as the Board of Directors may from time to time prescribe, the officers of the Corporation shall each have such powers and duties as generally appertain to their respective offices, as well as such powers and duties as from time to time may be conferred by the Board of Directors.

                                   ARTICLE V

                              CERTIFICATE OF STOCK

      Section 1. Form and Issuance. Each stockholder of the Corporation, of a particular Class, shall be entitled upon request, to a certificate or certificates, in such form as the Board of Directors may from time to time prescribe, which shall represent and certify the number of shares of stock of the Corporation of that Class of stock owned by such stockholder. The certificates for shares of stock of the Corporation shall bear the signature, either manual or facsimile, of the Chairman of the Board, the President or a Vice President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, and shall be sealed with the seal of the Corporation or bear a facsimile of such seal. The validity of any stock certificate shall not be affected if any officer whose signature appears thereon ceases to be an officer of the Corporation before such certificate is issued.

      Section 2. Transfer of Stock. The shares of stock of the Corporation of any Class shall be transferable on the books of the Corporation by the holder thereof in person or by a duly authorized attorney, upon surrender for cancellation of a certificate or certificates for a like number of shares, with a duly executed assignment and power of transfer endorsed thereon or attached thereto, or, if no certificate has been issued to the holder in respect of shares of stock of the Corporation, upon receipt of written instructions, signed by such holder, to transfer such shares from the account maintained in the name of such holder by the Corporation or its agent. Such proof for the authenticity of the signatures as the Corporation or its agent may reasonably require shall be provided.

      Section 3. Lost, Stolen, Destroyed and Mutilated Certificates. The holder of any stock of the Corporation of any Class shall immediately notify the Corporation of any loss, theft, destruction or mutilation of any certificate therefore, and the Board of Directors may, in its discretion, cause to be issued to him a new certificate or certificates of stock of the same Class, upon the surrender of the mutilated certificate or in case of loss, theft or destruction of the certificate upon satisfactory proof of such loss, theft or destruction; and the Board of Directors may, in its discretion, require the owner of the lost, stolen or destroyed certificate, or his legal representatives, to give to the Corporation and to such registrar or transfer agent as may be authorized or required to countersign such new certificate or certificates, a bond, in such sum as they may direct, and with such surety or sureties, as they may direct, as indemnity against any claim that may be made against them or any of them on account of or in connection with the alleged loss, theft, or destruction of any such certificate.

      Section 4. Record Date. The Board of Directors may fix, in advance, a date as the record date for the purpose of determining stockholders, of any Class, entitled to notice of, or to vote at, any meeting of stockholders, of any Class, or stockholders of any Class entitled to receive payment of any dividend or the allotment of any rights, or in order to make a determination of stockholders of any Class for any other proper purpose. Such date, in any case, shall be not more than 90 days, and in case of a meeting of stockholders, not less than 10 days, prior to the date on which the particular action requiring such determination of stockholders is to be taken. In lieu of fixing a record date, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, 20 days prior to the date of any meeting of stockholders or the date for payment of any dividend or the allotment of rights. If the stock transfer books are closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least 10 days immediately preceding such meeting. If no record date for the determination of stockholders entitled to notice of, or to vote at, a meeting of stockholders shall be at the close of business on the day on which notice of the meeting is mailed or the day 30 days before the meeting, whichever is the closer date to the meeting, and the record date for the determination of stockholders entitled to receive payment of a dividend or an allotment of any rights shall be at the close of business on the day on which the resolution of the Board of Directors declaring the dividend or allotment of rights is adopted, provided that the payment or allotment date shall not be more than 90 days after the date of the adoption of such resolution.

                                   ARTICLE VI

                                 CORPORATE BOOKS

      The books of the Corporation may be kept outside the State of Maryland at such place or places as the Board of Directors may from time to time determine. The original or duplicate stock ledger shall be maintained at the office of the Corporation's transfer agent.

                                  ARTICLE VII

                                   SIGNATURES

      Except as otherwise provided in these By-Laws or as the Board of Directors may generally or in particular cases authorize the execution thereof in some other manner, all deeds, leases, transfers, contracts, bonds, notes, checks, drafts and other obligations made, accepted or endorsed by the Corporation and all endorsements, assignments, transfers, stock powers or other instruments of transfer of securities owned by or standing in the name of the Corporation shall be signed or executed by two officers of the Corporation, who shall be the Chairman, the President or a Vice President and a Vice President, the Secretary or the Treasurer.

                                  ARTICLE VIII

                                   FISCAL YEAR

      The fiscal year of the Corporation shall be established by resolution of the Board of Directors of the Corporation.

                                   ARTICLE IX

                                 CORPORATE SEAL

      The corporate seal of the Corporation shall consist of a flat faced circular die with the word "Maryland" together with the name of the Corporation, the year of its organization, and such other appropriate legend as the Board of Directors may from time to time determine, cut or engraved thereon. In lieu of the corporate seal, when so authorized by the Board of Directors or a duly empowered committee thereof, a facsimile thereof may be impressed or affixed or reproduced.

                                   ARTICLE X

                                INDEMNIFICATION

      As part of the consideration for agreeing to serve and serving as a director of the Corporation, each director of the Corporation shall be indemnified by the Corporation against every judgement, penalty, fine, settlement, and reasonable expense (including attorneys' fees) actually incurred by the director in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, in which the director was, is, or is threatened to be made a named defendant or respondent (or otherwise becomes a party) by reason of such director's service in that capacity or status as such, and the amount of every such judgement, penalty, fine, settlement and reasonable expense so incurred by the director shall be paid by the Corporation or, if paid by the director, reimbursed to the director by the Corporation, subject only to the conditions and limitations imposed by the applicable provisions of Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland and by the provisions of Section 17(h) of the United States Investment Company Act of 1940 as interpreted and as required to be implemented by Securities and Exchange Commission Release No. IC-11330 of September 4, 1980. The foregoing shall not limit the authority of the Corporation to indemnify any of its officers, employees or agents to the extent consistent with applicable law.

                                   ARTICLE XI

                                   AMENDMENTS

      All By-Laws of the Corporation shall be subject to alteration, amendment, or repeal, and new By-Laws not inconsistent with any provision of the Articles of Incorporation of the Corporation may be made, either by the affirmative vote of the holders of record of a majority of the outstanding stock of the Corporation entitled to vote in respect thereof, given at an annual meeting or at any special meeting, provided notice of the proposed alteration, amendment or repeal of the proposed new By-Laws is included in or accompanies the notice of such meeting, or by the affirmative vote of a majority of the whole Board of Directors given at a regular special meeting of the Board of Directors, provided that the notice of any such special meeting indicates that the By-Laws are to be altered, amended, repealed, or that new By-Laws are to be adopted.

                                   ARTICLE XII

                 COMPLIANCE WITH INVESTMENT COMPANY ACT OF 1940

      Investment Company Act of 1940. No provision of the By-Laws of the Corporation shall be given effect to the extent inconsistent with the requirements of the Investment Company Act of 1940, as amended.